                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     Goldman Sachs Equity Portfolios Inc.
                              One New York Plaza
                           New York, New York 10004
           ---------------------------------------------------------
               (Name of Registrant as specified in its Charter)


           ---------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x ]    No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11

                1) Title of each class of securities to which transaction applies: N/A

                2)  Aggregate number of securities to which transaction applies:
                    N/A

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:* N/A

                4)  Proposed maximum aggregate value of transaction: N/A

                5)  Total fee paid: N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                1)  Amount previously paid: N/A
                2)  Form, schedule or Registration statement No.: N/A
                3)  Filing Party: N/A
                4)  Date Filed: N/A

                     Goldman Sachs Equity Portfolios, Inc.
                              Goldman Sachs Trust

                                                               February 13, 1997

Dear Shareholder:

You are cordially invited to attend Special Meetings of Shareholders of Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. (collectively the "Funds") to be held on Monday, April 1, 1997 at 9:00 a.m., Chicago time, at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606.

At this important meeting, you will be asked to consider and take action on the election of Trustees and the ratification of the selection of independent public accountants, Arthur Andersen LLP. In addition, you will be asked to approve changes to the investment restrictions and policies of the Funds, the organization of the Funds and the management agreements. We believe that the proposals are important and will allow us to improve the Funds' operations, simplify disclosure and, hopefully, attract more investment dollars. You should carefully read the Proxy Statement that discusses each proposal in detail. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a form of Proxy is enclosed for your use.

First, the conversion of the Funds into series of a newly formed Delaware business trust will be proposed. As discussed in the accompanying Proxy Statement, such conversions will not result in any change to the assets, fees or policies of the Funds; however, the Trustees believe that organizing the Funds as series of a Delaware business trust offers certain advantages. These advantages include a clear limitation on shareholder liability, greater flexibility for the Trustees to take actions without the cost and delay of a shareholders meeting and the potential for cost savings.

Second, you will be asked to authorize each Fund to invest substantially all of its assets in another open-end investment company with the same investment objectives and policies as the Fund. Again, the Trustees believe that the ability to adopt such a structure offers the potential for greater efficiencies and flexibility. While the Funds have no immediate plan to adopt such a structure, considering this proposal now will eliminate the need and expense of further shareholder action.

Third, the Trustees propose amending and restating the Funds' investment restrictions. Certain of the Funds' investment restrictions were required by state laws that no longer are applicable to the Funds or are more restrictive than required by federal law. The amended restrictions will expand the range of investment opportunities and techniques available to the Funds without changing the funds' investment objectives or risk profile. Also by adopting a uniform set of restrictions, compliance and disclosure relating to these restrictions, can be simplified.

Finally, amended and restated management agreements for certain Funds will be proposed. These revised agreements combine the advisory, subadvisory and administration services into a single contract but WILL NOT RESULT IN ANY INCREASE IN FEES OR REDUCTION IN SERVICES TO THE FUNDS. Consolidating these services in one agreement will simplify the fee structure of the Funds. Such simplification assists shareholders and potential investors in understanding and comparing the expenses of the Funds.

THE TRUSTEES HAVE UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE EACH ITEM TO BE ACTED UPON AT THE MEETING.

The continuing interest of the shareholders in the affairs of the Funds is gratefully acknowledged, and we hope that many of you will plan to attend the Special Meeting.

Whether or not you expect to attend the meeting, it is important that your shares be represented. Therefore, I urge you to vote FOR the nominees for election as Trustees and each of the other proposals contained in the Proxy Statement.

                        Sincerely,



                        Douglas C. Grip
                        President

                       GOLDMAN SACHS TRUST (the "Trust")
                      GS Adjustable Rate Government Fund
                       GS Short Duration Government Fund
                        GS Short Duration Tax-Free Fund
                           GS Core Fixed Income Fund
                       Goldman Sachs Global Income Fund
                     Goldman Sachs Government Income Fund
                      Goldman Sachs Municipal Income Fund

           GOLDMAN SACHS EQUITY PORTFOLIOS, INC. (the "Corporation")
                        Goldman Sachs Asia Growth Fund
                          Goldman Sachs Balanced Fund
                       Goldman Sachs Capital Growth Fund
                     Goldman Sachs Growth and Income Fund
                    Goldman Sachs International Equity Fund
                       Goldman Sachs Mid-Cap Equity Fund
                       Goldman Sachs Select Equity Fund
                      Goldman Sachs Small Cap Equity Fund



                               4900 Sears Tower
                            Chicago, Illinois 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 1, 1997

A Special Meeting of Shareholders of each Fund (the "Meeting") referred to above (the "Funds") will be held on April 1, 1997, at 9:00 a.m. (Chicago time) at the offices of Goldman, Sachs & Co. located at 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

        (1) WITH RESPECT TO EACH OF THE TRUST AND THE CORPORATION, to elect nine Trustees or Directors;

        (2) WITH RESPECT TO EACH OF THE TRUST AND THE CORPORATION, to ratify or reject the selection of Arthur Andersen LLP as Independent Accountants of the Trust and Corporation for the fiscal years ending October 31, 1997 and January 31, 1998, respectively;

        (3) WITH RESPECT TO EACH FUND, to approve an Agreement and Plan of Reorganization pursuant to which each Fund will be reorganized as a series of the Goldman Sachs Trust, a Delaware business trust;

        (4) WITH RESPECT TO EACH FUND, (a) to approve an amendment to the Fund's fundamental investment restrictions to permit each Fund to invest substantially all of its assets in another open-end investment company; and (b) in the case of the Trust, to amend the Trust's Declaration of Trust to permit such an investment without shareholder approval;

        (5) WITH RESPECT TO EACH FUND, to amend the Funds' investment restrictions;

        (6) WITH RESPECT TO EACH FUND (except GS Core Fixed Income Fund, GS Short Duration Tax-Free Fund, GS Short Duration Government Fund and GS Adjustable Rate Government Fund), to approve an amended and restated advisory agreement;

        (7) WITH RESPECT TO GOLDMAN SACHS CAPITAL GROWTH FUND, to change the Fund's investment objective from fundamental to non-fundamental; and

        (8) To transact such other business as may properly come before the Meetings and any adjournment or adjournments thereof.

YOUR TRUSTEES/DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND(S).

        Shareholders of record of each Fund at the close of business on January 31, 1997 will be entitled to vote at the Meetings or at any adjournment or adjournments thereof. The proxy statement and proxy card are being mailed to shareholders on or about February 13, 1997.

        It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                                By Order of the Board of Trustees of
                                Goldman Sachs Trust and the
                                Board of Directors of
                                Goldman Sachs Equity Portfolios, Inc.

                                Michael J. Richman, Secretary

February 13, 1997

PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST OR THE CORPORATION THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                       GOLDMAN SACHS TRUST (the "Trust")
                      GS Adjustable Rate Government Fund
                       GS Short Duration Government Fund
                        GS Short Duration Tax-Free Fund
                           GS Core Fixed Income Fund
                       Goldman Sachs Global Income Fund
                     Goldman Sachs Government Income Fund
                      Goldman Sachs Municipal Income Fund

           GOLDMAN SACHS EQUITY PORTFOLIOS, INC. (the "Corporation")
                        Goldman Sachs Asia Growth Fund
                          Goldman Sachs Balanced Fund
                       Goldman Sachs Capital Growth Fund
                     Goldman Sachs Growth and Income Fund
                    Goldman Sachs International Equity Fund
                       Goldman Sachs Mid-Cap Equity Fund
                       Goldman Sachs Select Equity Fund
                      Goldman Sachs Small Cap Equity Fund

                               4900 Sears Tower
                            Chicago, Illinois 60606



                                PROXY STATEMENT


                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Goldman Sachs Trust (the "Trust") and Directors of Goldman Sachs Equity Portfolios, Inc. (the "Corporation") (collectively, the "Trustees") to be used at Special Meetings of shareholders of each series of the Trust and Corporation (the "Funds") to be held at the offices of Goldman, Sachs & Co. ("Goldman Sachs"), 4900 Sears Tower, Chicago, Illinois 60606, on Monday, April 1, 1997, at 9:00 a.m. (Chicago time) for the purposes set forth in the accompanying Notice of Meeting. Such meetings and any adjournment thereof are referred to as the "Meetings."

     The Trustees have fixed the close of business on January 31, 1997 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the Meetings. Shareholders of record of each Fund on the Record Date are entitled to one vote per share at the Meetings or any adjournment of the Meetings relating to their Fund.

     Appendix A hereto sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of January 31, 1997. Appendix B hereto sets forth the persons who owned beneficially or of record more than 5% of any class of shares of any Fund as of January 31, 1997.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by officers of Goldman Sachs or Goldman Sachs Asset Management ("GSAM") and by the Trustees. In addition, the Trust's and Corporation's transfer agent, Goldman Sachs, will solicit proxies in person and/or by telephone at a cost to each Fund of between $____ and $____. The transfer agent may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     The following table summarizes the proposals to be voted on at the Meetings and indicates those shareholders who are being solicited with respect to each proposal. In connection with each of the matters set forth in the attached Notice of Meeting, a Fund's classes of shares will vote together as a single class.

                        SUMMARY OF VOTING ON PROPOSALS

                Proposal                                         Shareholders Solicited
                --------                                         ----------------------
1. Election of nine Trustees.                           Each of the Trust and Corporation separately,
                                                        with its series voting as one class.

2. Ratification of the selection of Arthur              Each of the Trust and Corporation separately,
   Andersen  LLP as  independent                        with its series voting as one class.
   accountants for the fiscal years ending
   October 31, 1997 with respect to the
   Trust and January 31, 1998 with respect
   to the Corporation.

3. Approval of an Agreement and Plan of                 Each Fund voting separately.
   Reorganization  (the  "Agreement")
   pursuant to which each Fund will be
   reorganized  as a series of Goldman Sachs
   Trust, a Delaware business trust.

4. (a) Approval of an amendment to each Fund's          (a) Each Fund voting separately as to the
   investment restrictions to permit the Fund           investment restriction; and (b) the series
   to invest substantially all of its assets in         of the Trust, voting as a single class, as
   another open-end investment company; and (b)         to the amendment to the Declaration of Trust.
   approval, on behalf of the Trust, of a
   corresponding amendment to the Trust's
   Declaration of Trust.

5(a)-(k) Approval of amended and restated               Each Fund voting separately.
   investment restrictions.

6. Approval of an amended and restated                  Each Fund (other than GS Core Fixed Income
   management agreement.                                Fund, GS Short Duration Tax-Free Fund, GS
                                                        Adjustable Rate Government Fund and GS Short
                                                        Duration Government Fund) voting separately.

7.  Approval of the reclassification of                 Goldman Sachs Capital Growth Fund only.
    Goldman Sachs Capital Growth Fund's
    investment objective from fundamental
    to non-fundamental.

     THE TRUST AND CORPORATION WILL FURNISH, WITHOUT CHARGE, COPIES OF ANY FUND'S MOST RECENT ANNUAL SHAREHOLDERS REPORT AND COPIES OF ITS MOST RECENT SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY

SHAREHOLDER UPON REQUEST ADDRESSED TO GOLDMAN, SACHS & CO., 4900 SEARS TOWER, CHICAGO, ILLINOIS 60606 OR BY TELEPHONE AT 800-621-2550.

     This Proxy Statement and the form of Proxy are being first mailed to shareholders on or about February 13, 1997.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF TRUSTEES

     At a meeting on January 28, 1997, the Trustees, including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds (the "Independent Trustees"), voted to approve, and to recommend to the shareholders that they approve, a proposal to elect nine (9) Trustees (the "Nominees") to the Board of Trustees of the Goldman Sachs Trust and the Board of Directors of Goldman Sachs Equity Portfolios, Inc. Information concerning the Nominees and other relevant factors is discussed below.

     Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. None of the Funds has any reason to believe that it will be necessary to designate a substitute Nominee.

Information Concerning Nominees

     The following table sets forth certain information about each Nominee, including each Nominee's principal occupation or employment during the past five years.

Name, Age and
Positions With Trust                                                                                         First Became
and Corporation           Principal Occupation or Employment During the Last Five Years                      Trustee
------------------------------------------------------------------------------------------------------------------------------
Ashok N. Bakhru (53)       Executive Vice President-Finance & Administration & Chief Financial               1990-Corporation
Chairman and Trustee       Officer, Coty, Inc. (since April 1996); President, ABN Associates (since June
                           1994); Senior Vice President of Scott Paper Company (until June 1994);            1991-Trust
                           Director of Arkwright-Mutual Insurance Company; Trustee of International
                           House of Philadelphia; Member of Cornell University Council; and Trustee
                           of the Walnut Street Theater. Mr. Bakhru has been a Trustee of Goldman
                           Sachs Money Market Trust since 1991.

David B. Ford (51)*        Managing Director, Goldman Sachs (since 1996); General Partner, Goldman           1994-Corporation
Trustee                    Sachs (1996-1986); Co-Head of GSAM (since December 1994).  Mr. Ford has
                           been a Trustee of Goldman Sachs Money Market Trust since 1994.                    1994-Trust

Douglas Grip (35)*         Vice President, Goldman Sachs (since May 1996); President, MFS                    1996-Corporation
Trustee and President      Retirement Services Inc. of Massachusetts Financial Services (prior thereto).     and Trust


John P. McNulty (44)*      Managing Director,  Goldman Sachs (since 1996); General Partner of                To be elected in
Trustee                    Goldman Sachs (1990 to 1994 and 1996-1995);  Co-Head of GSAM (since               1997
                           November 1995);  Limited Partner of Goldman Sachs (1994 to November
                           1995).

Mary P. McPherson (60)     President of Bryn Mawr College (since 1978);  Director of Josiah  Macy,  Jr,      To be elected in
Trustee                    Foundation  (since 1977); Director of the Philadelphia Contributionship           1997
                           (since 1985);  Director of Amherst College (since 1986); Director of Dayton
                           Hudson Corporation (since 1988); Director of the Spencer Foundation
                           (since 1993); and member of PNC Advisory Board (since 1993).

Alan A. Shuch (48)*        Managing Director, Goldman Sachs (since 1996); Limited Partner, Goldman           1991-Corporation
Trustee                    Sachs (1996-1994); Director and Vice President of Goldman Sachs Funds
                           Management, Inc. (April 1990 to November 1994); President and Chief               1991-Trust
                           Operating Officer, GSAM (September 1988 to November 1994). Mr. Shuch
                           has been a Trustee of Goldman Sachs Money Market Trust since 1990.

Jackson W. Smart (66)      Chairman and Chief Executive Officer, MSP Communications, Inc. (a                 1991-Corporation
Trustee                    company engaged in radio broadcasting; since November 1988); Director,
                           Federal Express Corporation and North American Private Equity Group (a            1987-Trust
                           venture capital fund). Mr. Smart has been a Trustee of Goldman Sachs
                           Money Market Trust since 1984.

William H. Springer (67)   Vice Chairman of Ameritech (a telecommunications holding company;                 1991-Corporation
Trustee                    February 1987 to retirement in August 1992); Director, American
                           Information Technologies Corporation; Director, Walgreen Co. (a retail            1991-Trust
                           drug store business) and Baker, Fentress & Co. (a closed-end, management investment company; (since April 1992). Mr. Springer has been a Trustee of
                           Goldman Sachs Money Market Trust since 1989.

Richard P. Strubel (57)    Managing Director, Tandem Partners, Inc. (since 1990); President and Chief        1991-Corporation
Trustee                    Executive Officer, Microdot, Inc. (a diversified manufacturer of fastening
                           systems and connectors; January 1984 to October 1994). Mr. Strubel has            1987-Trust
                           been a Trustee of Goldman Sachs Money Market Trust since 1987.

*Messrs. Ford, McNulty, Shuch and Grip are deemed to be "interested persons" of the Trust and the Corporation for purposes of the 1940 Act because Messrs. Ford, McNulty and Shuch are Managing Directors of Goldman Sachs and Mr. Grip is a Vice President of Goldman Sachs.

Information Concerning Meetings of Trustees and Committees

     The number of shares of beneficial interest of each Fund by class beneficially owned by each of the Nominees, directly or indirectly, as of January 31, 1997, is set forth in Appendix C hereto.

     Five meetings of the Trustees were held during the fiscal years ended October 31, 1996 of the Trust and January 31, 1997 of the Corporation (the "most recent fiscal years"). No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member held while he was a Trustee during such years.

     Each of the Trust and Corporation has an Audit Committee comprised of all the Independent Trustees. The Audit Committee of each of the Trust and Corporation held two meetings during the most recent fiscal years. The functions performed by the Audit Committee are to recommend annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust and Corporation for the ensuing year; to monitor that firm's performance; and to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures.

     Each of the Trust and Corporation has a Nominating Committee of the Trustees comprised of all the Independent Trustees. The Nominating Committees held one meeting on January 28, 1997. Included among the functions of the Nominating Committees are the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committees also coordinate with Trustees who are interested persons in the selection and election of Trust's and Corporation's officers. The Nominating Committees do not consider recommendations for Trustee from shareholders.

Remuneration of Trustees

     Since April 24, 1996, each of the Independent Trustees has been compensated at the rate of $4,500 for each regular board meeting and $500 for each audit committee meeting, plus an annual fee of $46,500 ($69,750 for the Chairman) and reimbursement for each Trustee's out-of-pocket expenses. Because the Trustees also serve as trustees of another trust within the Goldman Sachs Group of Funds, the Trust and Corporation bear only their pro rata share of the foregoing meeting fees and Trustee compensation.

     The following table sets forth certain information about the compensation of each Trustee of the Trust and Corporation for the most recent fiscal years.

                                                                          Aggregate
                                                        Pension or        Compensation
                                        Aggregate       Retirement        From the
                        Aggregate       Compensation    Benefits Accrued  Goldman Sachs
                        Compensation    From the        as Part of Fund   Group
Name of Trustee         From the Trust  Corporation     Expenses          of Funds
---------------         --------------  -----------     ----------------  -------------
Paul Nagel*             $3,775          $12,475         $0                $62,450

Ashok N. Bakhru         $3,969          $7,475          $0                $69,299

Marcia Beck**           $0              $0              $0                $0

David B. Ford           $0              $0              $0                $0

Douglas Grip            $0              $0              $0                $0

Alan A. Shuch           $0              $0              $0                $0

Jackson W. Smart        $3,388          $7,475          $0                $58,954

William H. Springer     $3,388          $7,475          $0                $58,954

Richard P. Strubel      $3,388          $7,475          $0                $58,954


* Mr. Nagel retired as Chairman and Trustee of the Trust and the Corporation on June 30, 1996.
** Ms. Beck resigned as President and Trustee of the Trust and the Corporation on May 1, 1996.

Officers

     The following table sets forth information with respect to the executive officers of the Trust and Corporation. Each officer is elected by the Trustees. Each of the President, Treasurer and Secretary serves until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers holds office at the pleasure of the Trustees.

Name, Position and Age                  Principal Occupation(s) During Past Five Years
----------------------                  ----------------------------------------------
Douglas Grip (35)                       Vice President, Goldman Sachs (since May 1996);
President                               President, MFS Retirement Services Inc. of
                                        Massachusetts Financial Services (prior thereto).

Nancy L. Mucker (47)                    Vice President, Goldman Sachs (since April 1985);
Vice President                          Manager, Shareholder Servicing of GSAM (since
                                        November 1989).

John W. Mosior (58)                     Vice President, Goldman Sachs; Manager,
Vice President                          Shareholder Servicing of GSAM (since November
                                        1989).

Pauline Taylor (50)                     Vice President, Goldman Sachs; Director,
Vice President                          Shareholder Services of GSAM Funds Group (since June, 1992).

Scott M. Gilman (37)                    Director, Mutual Fund Administration of GSAM
Treasurer                               (since April 1994); Assistant Treasurer of Goldman
                                        Sachs Funds Management, Inc. (since March 1993);
                                        Vice President, Goldman Sachs (since March 1990).

John M. Perlowski (32)                  Vice President, Goldman Sachs (since July 1995);
Assistant Treasurer                     Director, Investors Bank and Trust Company
                                        (November 1993 to July 1995);  Audit Manager of
                                        Arthur Andersen, LLP (prior thereto).

Michael J. Richman (36)                 Associate General Counsel of GSAM (since February
Secretary                               1994);.  Assistant General Counsel and Vice President
                                        of Goldman Sachs; Counsel to the Funds Group of
                                        GSAM (since June 1992); Partner of Hale and Dorr
                                        (September 1991 to June 1992).

Howard B. Surloff (31)                  Assistant General Counsel and Vice President of
Assistant Secretary                     Goldman Sachs (since November 1993 and May 1994,
                                        respectively); Counsel to the Funds Group, GSAM
                                        (since November 1993); Associate of Shereff,
                                        Friedman, Hoffman & Goodman (prior thereto).

Kaysie Uniacke (35)                     Vice President and Senior Portfolio Manager, GSAM
Assistant Secretary                     (since 1988).

Elizabeth  Anderson  (27)               Portfolio Manager, GSAM (since April 1996); Junior
Assistant Secretary                     Portfolio Manager, GSAM (1995-1996); Funds Trading
                                        Assistant, GSAM (1993-1995); Compliance Analyst,
                                        Prudential Insurance (1991 -1993).

Steven  Hartstein (33)                  Legal Products Analyst, Goldman Sachs (since June
Assistant  Secretary                    1993); Funds Compliance Officer,  Citibank Global
                                        Asset Management (August 1991 to June 1993).

Deborah Farrell (24)                    Administrative Assistant,  Goldman Sachs (since
Assistant Secretary                     January 1994). Formerly at Cleary, Gottlieb, Steen
                                        and Hamilton.

     Each officer holds comparable positions with certain other investment companies for which Goldman Sachs or an affiliate acts as the investment adviser or distributor. As a result of the responsibilities assumed by Goldman Sachs and the Trust's and Corporation's administrator, custodian and distributor, the Trust and Corporation themselves require no employees. The Trust's and Corporation's officers do not receive any compensation from the Trust or Corporation for serving as such.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

Required Vote

Because your Fund is a series of the Trust or Corporation, your vote will be counted together with the votes of shareholders of the other series of the Trust or Corporation, as the case may be, voting as a single class in the election of Trustees. Election of each Nominee of the Trust or Corporation requires a plurality of votes of the shareholders of the entire Trust or Corporation present at the Meetings.

                                  PROPOSAL 2
                                  ----------

                   RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     As directed by the Trustees and required by the 1940 Act, the ratification or rejection of the selection of the independent accountants for the Trust's and Corporation's fiscal years ending October 31, 1997 and January 31, 1998, respectively, will be voted upon at the Meetings. It is intended that the persons named in the accompanying Proxy will vote for Arthur Andersen LLP, unless contrary instructions are given. If the selection of the Trust's and Corporation's independent accountants is not ratified by the shareholders at the Meetings, the Boards will reconsider such selection.

     The Trust's and Corporation's financial statements for the fiscal year ended October 31, 1996 and January 31, 1997, respectively, were or are being audited by Arthur Andersen LLP. In connection with its audit, Arthur Andersen LLP reviews the Trust's and Corporation's annual reports to shareholders and their filings with the Securities and Exchange Commission ("SEC"). In addition to audit services, Arthur Andersen LLP prepares the Trust's and Corporation's federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.

     At a meeting held on October 22, 1996 and January 28, 1997, the Trustees unanimously selected Arthur Andersen LLP as the Trust's and Corporation's independent accountants for their fiscal years ending October 31, 1997 and January 31, 1998, respectively. In addition, at a meeting held on April 26, 1996 and October 22, 1996, the Audit Committees met with representatives of Arthur Andersen LLP to review the services of the independent accountants. The Audit Committees, in turn, reported on these matters at the meeting of the Trustees held the same day. A representative of Arthur Andersen LLP is expected to be available at the Meetings by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

Required Vote

     Because your Fund is a series of the Trust or Corporation, your vote will be counted together with the votes of shareholders of the other series of the Trust or Corporation, as the case may be, voting as a single class on the ratification of independent accountants. Ratification of the independent accountants of the Trust or Corporation requires the approval of a majority of the outstanding shares of the Trust or the Corporation, respectively, present at the Meeting.


                                  PROPOSAL 3
                                  ----------

APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION PURSUANT TO WHICH EACH FUND WILL BE REORGANIZED INTO A SERIES OF A DELAWARE BUSINESS TRUST


General

     The Trustees have unanimously approved, subject to shareholder approval, a proposal for the Trust and the Corporation on behalf of each Fund to enter into Agreements and Plans of Reorganization, Conversion and Termination (the "Plans of Reorganization") with a newly established Delaware business trust named Goldman Sachs Trust (the "Delaware Trust"). Each Plan of Reorganization will be in the form attached to this Proxy Statement as Appendix D. The Plans of Reorganization provide for the conversion (the "Conversion") of each Fund from a separate series of the Trust, a Massachusetts business trust (which is referred to in this Proposal 3 as the "Massachusetts Trust"), or the Corporation, a Maryland corporation, into a corresponding separate series of the Delaware Trust. Each series of the Massachusetts Trust and the Corporation is referred to in this Proposal as a "current Fund." It is also contemplated that the series of Goldman Sachs Money Market Trust (the "Money Market Trust"), another open-end investment company for which Goldman Sachs acts as investment adviser and distributor, will be reorganized into other separate series of the Delaware Trust. Consequently, if the Conversions are approved by shareholders of each of the Massachusetts Trust, the Corporation and the Money Market Trust, all funds currently in the Goldman Sachs Group of Funds will be series of the Delaware Trust.

     The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over either a Massachusetts business trust or a Maryland corporation. These advantages include granting the Trustees greater power to take certain actions without shareholder approval and greater flexibility in methods of voting and organization. In the case of a Massachusetts business trust, a Delaware business trust also offers the advantages of a clearer limitation upon the liability of shareholders and Trustees. The Trustees also believe that the proposed Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the current organizational documents. While these same improvements could be achieved by amending the organization documents of each of the Massachusetts Trust and, to a lesser extent, the Corporation, the Trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plans of Reorganization. For a summary comparison of the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust") and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below. For a summary comparison of the Corporation's Articles of Incorporation and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information about Maryland Corporations and Massachusetts Business Trusts" below.

     The Conversions will entail organizing the Delaware Trust, which will initially have 34 series, including seven series corresponding to the seven series of the Massachusetts Trust and eight series corresponding to the eight series of the Corporation. Each series of the Delaware Trust that corresponds to a current Fund is referred to in this Proposal as a "successor Fund." To effect the Conversion, each current Fund will transfer all of its assets and liabilities to the corresponding successor Fund. As consideration for the transfer of such assets and liabilities (together, "net assets"), each successor Fund will issue shares of beneficial interest ("successor Fund shares") to the current Fund whose net assets it has acquired and such current fund will distribute such successor Fund shares pro rata to the current Fund shareholders in exchange for their shares. Upon completion of the Conversion, each shareholder will be the owner of full and fractional successor Fund shares equal in number and aggregate net asset value and of the same class as his or her shares of the corresponding current Fund as of the date of the Conversion. Following the Conversion, each successor Fund will carry on the business of the corresponding current Fund. The successor Fund will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the corresponding current Fund. Any change in the composition of the Board of Trustees, investment restrictions and investment advisory contracts approved at the Meetings with respect to a current Fund will also apply to the corresponding successor Fund. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of a Fund (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plans of Reorganization will also constitute approval to terminate the current Funds, the Massachusetts Trust and the Corporation.

Reasons for the Proposed Conversions

     The Massachusetts Trust is organized as a Massachusetts business trust and the Corporation is organized as a Maryland corporation. As discussed above, the Trustees unanimously recommend conversion of each Fund into a corresponding separate series of the Delaware Trust. The Trustees believe that organizing the Funds as series of the Delaware Trust offers certain advantages over maintaining them as series of either a Massachusetts business trust or a Maryland corporation.

     The principal advantage of a Delaware business trust compared to a Massachusetts business trust is a clearer limitation of liability of shareholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust shareholders for the debts or obligations of the business trust to the same extent as for stockholders of for- profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater protection against shareholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust shareholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Funds attract and retain qualified Trustees in the future. The clearer limitation on shareholder and trustee liability is not a factor in comparing Maryland corporations to the Delaware Trust because corporate law generally provides that shareholders and directors will not be liable for the obligations of a corporation.

     Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between shareholders and a Delaware business trust. The Trustees hope to take advantage of this provision in the future to improve shareholder voting procedures and reduce associated costs.

     Third, the Conversions offer the potential future cost savings, although no immediate cost savings are expected to result from the Conversions. These cost savings may result from either the differences between the Massachusetts Trust, the Corporation and the Delaware Trust or from the combination of all of the Funds in the Goldman Sachs Group of Funds into a single legal entity. For example, since the Trustees of a Delaware business trust can take more actions without shareholder approval than is currently permitted under the Massachusetts Trust's or Corporation's organizational documents, the Delaware Trust may be required to hold fewer shareholder meetings, potentially further reducing costs. Although none of a Delaware business trust, a Massachusetts business trust or a Maryland corporation is required to hold annual shareholder meetings, Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special shareholder meeting. Under the Delaware Trust Instrument the Trustees have the power to amend the Delaware Trust Instrument to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to become a separate trust; and to change the Delaware Trust's domicile--all without a shareholder vote.

     Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of organization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future shareholder meetings.

     Finally, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law, and separate boards are not permitted in the case of a Maryland corporation. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders.


Board of Trustees' Evaluation and Recommendation

     At their meeting held on January 28, 1997, after considering the matters discussed above, the Trustees, including the Independent Trustees, unanimously approved the adoption of the Plans of Reorganization and determined that the Conversions (i) are in the best interest of the Funds and (ii) will not result in dilution of the interests of the shareholders of any Fund. In addition, the Trustees unanimously voted to recommend to the shareholders of each Fund that they approve the Plans of Reorganization and the transactions contemplated thereunder. In taking such action and making such recommendation, the Trustees took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the Trustees. The Trustees believe that the Conversions will be beneficial to present shareholders of the Funds as well as to potential investors.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE A PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF EACH FUND FROM A SERIES OF EITHER A MASSACHUSETTS BUSINESS TRUST OR A MARYLAND CORPORATION INTO A SERIES OF A DELAWARE BUSINESS TRUST.


Vote Required to Approve Plans of Reorganization

     Approval of the Plans of Reorganization as to each Fund in the Massachusetts Trust requires the affirmative vote of a majority of the shares of such Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding Shares of the Massachusetts Trust, the Corporation or a Fund means the vote of the lesser of (A) 67% or more of the Shares present at the Meeting, if the holders of more than 50% of the Shares of the Massachusetts Trust, the Corporation or the Fund, as the case may be, are present or represented by proxy, or (B) more than 50% of the outstanding Shares of the Massachusetts Trust, the Corporation or the Fund, as the case may be (a "1940 Act Majority"). Approval of the Plans of Reorganization as to each Fund in the Corporation requires the approval of the holders of a majority of the outstanding shares of such Fund. Shares of all classes of a Fund will be voted together as one class. The Trustees have determined that the Conversion will not proceed as described above with respect to the Massachusetts Trust or the Corporation, as the case may be, unless approved by shareholders of all of the Funds included in the Massachusetts Trust or the Corporation. In the event that shareholders of one or more of the Funds do not vote in favor of the Conversion, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time to the shareholders of the one or more of the Funds which have not voted in favor of the Conversion.

     A vote FOR the Conversion will authorize each current Fund, as the sole shareholder of its corresponding successor Fund (i) to elect as Trustees of the Delaware Trust (if Proposal 1 is approved), Messrs. Bakhru, Ford, Grip, McNulty, Shuch, Smart, Springer and Strubel and Ms. McPherson (see Proposal 1); (ii) to ratify the selection of Arthur Andersen LLP as the Delaware Trust's independent accountants (see Proposal 2); (iii) to approve a management agreement for each successor Fund (see Proposal 6); (iv) to approve fundamental investment restrictions for the successor Funds, which if Proposal 4 and/or 5 are approved, would be the same as those contained in such proposals and (v) to approve distribution, authorized-dealer, administration and service plans, as applicable, for each of the Funds. If the Conversions are approved but any of the other proposals is not approved by a Fund's shareholders, the Fund, as sole shareholder of the successor Fund, will vote to approve the existing forms of advisory contracts or fundamental restrictions, as the case may be.

Summary of the Plans of Reorganization

     The following discussion summarizes certain terms of the Plans of Reorganization. This summary of the Plans of Reorganization is qualified in its entirety by the provisions of the form of Plans of Reorganization, which is attached to this Proxy Statement as Appendix D.

     In order to accomplish the Conversion, a Delaware business trust will be formed. On the closing date of the Conversion (the "Closing Date"), each current Fund will transfer all of its assets to its corresponding successor Fund in exchange for the assumption by the successor Fund of all the liabilities of that current Fund and the issuance to that current Fund of shares of that successor Fund ("successor Fund shares") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of that current Fund's net assets. Immediately thereafter, each current Fund will liquidate and distribute successor Fund shares to each current Fund shareholder's account pro rata in proportion to such current Fund shareholder's beneficial interest in his or her current Fund ("current Fund shares") in exchange for his or her current Fund shares. In these exchanges, a successor Fund will issue the appropriate number of successor Fund shares of each class of shares that is currently outstanding, so that the current Fund will distribute, and holders of a particular class of current Fund shares will receive successor Fund shares of the same class. As soon as practicable after this distribution of successor Fund shares, each current Fund will be wound up and terminated. A confirmation will be mailed to each current Fund shareholder of the number of successor Fund shares registered to the shareholder's account. Certificates evidencing full or fractional successor Fund shares will not be mailed to shareholders. UPON COMPLETION OF THE CONVERSION, EACH CURRENT FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR FUND SHARES EQUIVALENT IN NUMBER, CLASS AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT FUND SHARES IMMEDIATELY BEFORE THE CONVERSION.

     The Trustees of the Delaware Trust will hold office indefinitely except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by a majority of the other Trustees; (iii) any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (iv) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Delaware Trust. If a vacancy occurs for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there normally will be no meetings of shareholders for the purpose of electing Trustees.

     Assuming the Plans of Reorganization are approved, it is currently contemplated that the Conversions will become effective at the close of business on April 30, 1997 or as soon thereafter as possible.

     If, at any time before the Closing Date of the Conversions, the Trustees determine that it would not be in the best interest of the Massachusetts Trust, the Corporation or their respective shareholders to proceed with the Conversions, the Conversions will not go forward, notwithstanding the approval of the Conversions by the shareholders at the Meetings. The Massachusetts Trust, the Corporation and the Delaware Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plans of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Fund shareholders.

Expenses of the Conversions

     Each Fund will bear its own expenses associated with the transactions contemplated by the Plans of Reorganization, including expenses associated with the solicitation of proxies. In the event that the Conversions are completed, such expenses will be assumed by each successor Fund. It is currently estimated that the aggregate expenses of the Conversions will be approximately $_____________, which will be allocated among the Funds and the series of Money Market Trust.

Tax Consequences of the Conversions

     It is a condition to the consummation of the Conversions that the Massachusetts Trust, the Corporation and the Delaware Trust receive on or before the Closing Date an opinion from Hale and Dorr LLP, counsel to the Massachusetts Trust, the Corporation and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, each conversion will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by each current Fund, each successor Fund and the shareholders of each current Fund upon (1) the transfer of a current Fund's assets to the corresponding successor Fund in exchange solely for such successor Fund's shares and the assumption by such successor Fund of that current Fund's liabilities or (2) the distribution in liquidation by the current Fund of these successor Fund shares to the current Fund shareholders in exchange for their current Fund shares. The opinion will further provide, among other things, that
(i) the tax basis of the successor Fund shares to be received by each current Fund shareholder will be the same as that of his or her current Fund shares surrendered in exchange therefor and (ii) each current Fund shareholder's tax holding period for his or her successor Fund shares will include such shareholder's tax holding period for the current Fund shares surrendered in exchange therefor, provided that such current Fund shares were held as capital assets on the date of the exchange.

Continuation of Shareholder Accounts and Plans

     The Delaware Trust's transfer agent will establish accounts for all current Fund shareholders containing the appropriate number and class of successor Fund shares to be received by that shareholder under the Plans of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Funds for each shareholder. Current Fund shareholders who are receiving payments under a Systematic Withdrawal Plan with respect to current Fund shares will retain the same rights and privileges as to successor Fund shares under such Plan after the Conversion. Similarly, no action will be necessary in order to continue any automatic exchange plans, rights of accumulation, letters of intent, automatic investment plans or retirement plans or other Shareholder services currently maintained by a current Fund shareholder.

Transfer Agent and Custodian

     Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, currently serves as the transfer agent for the Massachusetts Trust and the Corporation and will serve in the same capacity for the Delaware Trust.

     State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, currently acts as the custodian for the Massachusetts Trust and the Corporation and will serve in the same capacity for the Delaware Trust.

Independent Public Accountants

     Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are presently the independent public accountants for the Massachusetts Trust and the Corporation, and will continue to be the independent public accountants for the Funds, subject to required approvals (see also Proposal 2).

Distribution, Authorized Broker Dealer, Service and Administration Plans

     The Delaware Trust will adopt distribution and authorized dealer service plans on behalf of Class A and Class B shares of each successor Fund. The Delaware Trust will adopt service plans with respect to the service shares , if any, of any successor Fund and administration plans with respect to the administration shares, if any, of each successor fund. Each plan will be identical, in all material respects, including fees, to the Funds' existing plans. Pursuant to the new plans, the Delaware Trust on behalf of each successor Fund will assume the corresponding current Fund's obligations under the agreements with Service Organizations and broker-dealers.

Description of Certain Provisions of the Delaware Trust Instrument

     The following is a summary of certain provisions of the Delaware Trust Instrument.

     Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares which represent interests in separate portfolios of investments, including the successor Funds. The Delaware Trust is also authorized to issue multiple classes of such series. The Massachusetts Declaration of Trust and the Corporation's Articles of Incorporation also permit the issuance of separate series and classes of shares. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The Trustees are authorized to divide each series of shares into separate classes, which represent a pro rata interest in the same series and are entitled to the same rights, except as provided by the Trustees. The successor Funds would initially have the same classes of shares, which would be entitled to the same rights, as the classes of the current Funds. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of shares without prior shareholder approval.

     Limitations on Derivative Actions. In addition to the provisions of Delaware law, the Delaware Trust Instrument provides that a shareholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Delaware Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. No similar provisions are applicable to the Massachusetts Trust or the Corporation.

     Shareholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Delaware Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as "dollar based voting". However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Shareholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Delaware Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.

     The voting provisions of the Delaware Trust Instrument differ from those of the Massachusetts Declaration of Trust and the Corporation's Articles of Incorporation in several important respects. Neither the Massachusetts Trust nor the Corporation is authorized to use dollar based voting. Instead each shareholder has one vote for each share held, regardless of its net asset value per share. This can have the effect of providing series with a lower net asset value per share, such as money market funds, with a voting interest that is disproportionate to their economic interest. Also, a greater number of matters require approval by the shareholders of the Massachusetts Trust and the Corporation. In the case of the Corporation, whether a matter requires shareholder approval is an issue of Maryland corporate law and the Articles of Incorporation cannot be amended without shareholder approval. The Massachusetts Declaration of Trust, in addition to the matters requiring approval of shareholders of the Delaware Trust, requires approval of the reorganization or termination of the Massachusetts Trust or any of its series, with respect to certain legal proceedings and with respect to certain amendments to the Declaration of Trust.

     Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware Trust. The Massachusetts Trust and Corporation provide a similar degree of indemnification of Trustees.

     The Delaware Trust Instrument provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of any series or class of the Delaware Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations. The winding up of the Corporation would be governed by Maryland corporate law but generally would require shareholder approval. The Massachusetts Declaration of Trust permits the Trustees to terminate the Massachusetts Trust or any series without shareholder approval upon a determination that such termination is in the best interest of shareholders as a result of factors adversely affecting such series or the Trust or the ability of the Massachusetts Trust to conduct its business in an economically viable manner.

     Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument authorizes the Trustees without shareholder approval to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Delaware Trust in the securities of another open-end investment company (see proposal 4). The reorganization, including conversion to a master-feeder structure (unless proposal 4 is adopted), of either the Massachusetts Trust or the Corporation would require shareholder approval.

     Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a shareholder vote. However, shareholders of the Delaware Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to shareholders. Amendments to the Corporation's Articles of Incorporation require shareholder approval. Shareholders of the Trust are required to approve amendments to the Massachusetts Declaration of Trust, except certain amendments, including any amendment that the Trustees determine to be necessary or desirable to which does not adversely affect the rights of shareholders.

     Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust. The Series Trustees have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class, but have no power or authority with respect to any other series or class. Neither the Massachusetts Declaration of Trust nor the Corporation's Articles of Incorporation permit the election of separate

Trustees for a series or class. The Trustees are not considering the appointment of Series Trustees for the Delaware Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT MASSACHUSETTS BUSINESS TRUSTS AND DELAWARE BUSINESS TRUSTS

Shareholder Liability

     Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a shareholder of a Delaware business trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust shareholders to liability. To offset this risk, the Delaware Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of the property of the Delaware Trust of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware business trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Delaware Trust itself is unable to meet its obligations. In the light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust shareholder is extremely remote.

     Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles shareholders of a Massachusetts business trust to the same limitation of liability as is extended to shareholders of a Massachusetts corporation. Shareholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, GSAM believes the risk of shareholder liability is also remote for shareholders of the Massachusetts Trust.

Liability of Trustees

     The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.

Certain Comparative Information About Maryland Corporations and Delaware Business Trusts

Shareholder Liability

     For a discussion of the potential for shareholders of a Delaware business trust to be liable for the obligations of the trust, see the discussion above under "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trust - Shareholder Liability." Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that he or she knowingly receives a distribution (including a transfer of money or other property and the incurrence or forgiveness of indebtedness by corporation) in excess of the amount which properly could have been paid under Maryland law.

Liability of Trustees or Directors

     For a discussion of the potential liability of trustees of a Delaware business trust, see the discussion above under "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts-Liability of Trustees." Maryland law provides that, in addition to any other liability imposed by law, the directors may be liable to a Maryland corporation: (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to Maryland law, (2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation and (3) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the directors or officers, the Corporation may indemnify the directors or officers, subject to certain limitations.

Voting Rights of Maryland Corporation and Delaware Trust Shareholders.

     Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. The Corporation's Articles of Incorporation and Maryland law generally give shareholders greater voting rights than the Delaware Trust Instrument. Shareholders of a Maryland corporation have the right to vote on certain matters, including (i) the election or removal of directors, (ii) the approval or termination of investment advisory agreements or distribution plans,
(iii) the termination, reorganization or merger of the Corporation or any series and (iv) amendments to the Articles of Incorporation.

Right of Inspection

     Maryland law provides that persons who have been shareholders of record for six months or more and who own at least five percent of the shares of a Maryland corporation may inspect the books of account and stock ledger of the Maryland corporation. Delaware Trust shareholders have the same rights to inspect the records, accounts and books of the Delaware Trust as are accorded to shareholders of a Delaware business corporation. Currently, each shareholder of a Delaware business corporation is permitted to inspect records, account and books a business corporation for any legitimate business purpose.

                                  PROPOSAL 4
                                  ----------

APPROVAL OF AN INVESTMENT POLICY PERMITTING EACH SERIES OF THE TRUST OR CORPORATION TO INVEST ALL ITS ASSETS IN A SINGLE OPEN-END MUTUAL FUND; AND APPROVAL OF A CORRESPONDING AMENDMENT TO THE MASSACHUSETTS DECLARATION OF TRUST

General

        The Trustees have approved, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit each Fund to pool its assets with other funds, in a single portfolio (the "Pooled Fund"). The Delaware Trust Instrument permits investment of all of a Fund's assets in a Pooled Fund, but if this proposal is not adopted, the Funds would not be able to take advantage of such flexibility. If the proposal is approved, each Fund will be authorized to invest substantially all of its assets in a corresponding Pooled Fund that would invest in the same type of securities (and have the same objective, restrictions and policies) as the Fund. The primary purpose of pooling would be to achieve operational efficiencies. Approval of the fundamental investment policy would also constitute approval, of an amendment to the Massachusetts Declaration of Trust that would permit Funds that are now series of the Trust to make such an investment without further shareholder approval. If the Funds in the Corporation are not converted to series of the Delaware Trust an additional shareholders meeting would be necessary to adopt a master-feeder structure.

        Background. Several mutual funds have developed so-called master-feeder structures under which they invest all their assets in a single pooled investment. For example, a fund offering its shares not subject to a sales load to institutional investors might pool its investments with another fund that offers its shares subject to an initial or contingent deferred sales load to individual investors. This structure allows several funds with different features, but the same investment objective, restrictions and policies, to combine their investments instead of managing them separately. A Fund would combine its investments with those of other funds by investing all of its assets in the same Pooled Fund, which would be organized and registered as an open-end management investment company (a mutual fund).

        Purpose of the Proposal. GSAM regularly reviews various options for structuring mutual funds to take maximum advantage of potential efficiencies. The Funds currently take advantage of the ability to issue multiple classes of shares, which offer many of the same advantages as investing in a Pooled Fund. While neither the Trustees nor GSAM have determined that any Fund should invest in a Pooled Fund the Trustees believe that it could be in the best interests of the Funds to adopt such a structure to allow for investing by one or more of the Funds in a Pooled Fund at a future date without the cost of again obtaining shareholder approval.

        At present, some of the Funds' fundamental investment restrictions and policies prevent a Fund from investing all of its assets in another investment company, and require a vote of shareholders of the Fund before such a master-feeder structure could be adopted. Similarly, both the Massachusetts Declaration of Trust and Maryland corporate law require shareholder approval of any transaction involving the sale of substantially all of the assets of a Fund to the Pooled Fund. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders of each Fund vote to permit the assets of such Fund to be invested in a Pooled Fund, without an additional vote of Fund shareholders, if the Trustees determine the adoption of a master-feeder structure to be in the best interest of the Fund and its shareholders. If shareholders approve this Proposal, any fundamental and non-fundamental restrictions and policies of the Funds that currently prohibit investment in shares of a single investment company would be appropriately modified to permit investment in Pooled Funds. These policies include, for example, a Fund's restrictions on investments in: the securities of any one issuer; securities of any issuer if more than 10% of such issuer's voting securities are held by a Fund; companies for purposes of control; and issuers in any one industry; as well as the restriction concerning acting as an underwriter.

        A Fund's methods of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of the Fund would be managed as part of a larger pool. If a Fund invested all of its assets in a Pooled Fund, it is currently anticipated that the Fund would hold only a single investment security and the Pooled Fund would directly invest in individual investment securities. The investment advisory and administrative services provided to a Fund by GSAM or its affiliates would continue to be provided at the same or lower aggregate cost, but the investment advisory services would be provided to and paid for by the Pooled Fund rather than the Fund. The Pooled Fund would be managed by GSAM or an affiliate. The Trustees would retain the right to withdraw the Fund's investment from the respective Pooled Fund at any time. The Fund would then resume investing directly in securities as it does currently.

        At present, the Trustees are not considering any proposal to adopt a master-feeder structure. The Trustees will authorize investing a Fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of a Fund and its shareholders and if they determine that the investment will not have material adverse tax or other consequences to the Fund or the shareholders. In determining whether a Fund should invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would increase costs to shareholders; unless, of course, they perceive a corresponding increase in benefits to shareholders. There is no assurance that cost reductions or increased efficiencies will be achieved.

        GSAM or its affiliates may benefit from the use of a Pooled Fund if overall assets are increased, since GSAM's fees under the existing investment advisory agreements are based on assets under management. Also, GSAM's or its affiliates' expenses of providing investment advisory and other services to a Fund may be reduced. If a Fund's investment in a Pooled Fund were to reduce the expenses of GSAM or its affiliates (as the case may be) materially, the Trustees would consider whether a reduction of the management fee paid to GSAM or its affiliates (as the case may be) would be appropriate.

Proposed Fundamental Policy

        In order to permit one or more of the Funds to invest in a Pooled Fund at a future date, the Trustees recommend that the shareholders of each Fund adopt the following fundamental policy:

        Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

Proposed Amendment to the Massachusetts Declaration of Trust

        In order to permit the Trust to invest in a Pooled Fund at a future date, the Trustees recommend that the shareholders adopt the following amendment to the Massachusetts Declaration of Trust:

        Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of any state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by applicable law, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Board of Trustees Evaluation and Recommendation

        At a meeting held on January 28, 1997, after considering the matters discussed above and other matters deemed to be relevant, the Trustees of each of the Corporation and Trust, including the Independent Trustees, unanimously adopted, and voted to recommend to the shareholders that they adopt, (a) the proposed new fundamental investment policy, and (b) the amendment to the Massachusetts Declaration of Trust that would permit any Fund, subject to future review by the Trustees, as described above, to invest all of its assets in an open-end investment company with substantially the same investment objectives, restrictions and policies as the Fund. In taking such action and making such recommendations, the Trustees took into consideration that the proposed modifications may provide operational efficiencies and facilitate the introduction of new Goldman Sachs mutual funds and, thereby, increase the investment options available to shareholders. The Trustees believe that the ability to use a master-feeder structure may be beneficial to present shareholders of the Funds as well as potential investors.

        Except as described in this Proxy Statement, approval of this Proposal 4 will not change any of the Trustees, officers, investment programs and services or operations of the Funds that are described in the Funds' current Prospectuses and this Proxy Statement.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN A SINGLE OPEN-END INVESTMENT COMPANY; AND APPROVE A CORRESPONDING AMENDMENT TO THE DECLARATION OF TRUST.

Required Vote

        Approval of the proposal to adopt the new fundamental investment policy requires the vote of a 1940 Act Majority of the shares (described in Proposal 3) of each Fund voting separately. Approval of the amendment to the Massachusetts Declaration of Trust requires the vote of a majority of the shares of the Trust voting together as a single class. If any proposal is not approved by one or more of the Funds, the Trustees will consider what further action, if any, will be taken.


                              PROPOSALS 5(a)-(k)
                              ------------------

          PROPOSED AMENDMENT AND RESTATEMENT OF THE FUNDS' INVESTMENT
                                 RESTRICTIONS


General

        The Trustees recommend to shareholders of each Fund that they approve proposals to amend and restate each Fund's investment restrictions. These investment restrictions are fundamental policies that may be changed by a Fund only with the approval of a majority of the outstanding shares of that Fund. The restated investment restrictions, assuming that each of the proposed amendments is adopted, for the

Funds in Goldman Sachs Equity Portfolios, Inc. and Goldman Sachs Trust, are set forth in Appendix E and Appendix F, respectively, to this Proxy Statement.

        One reason for the proposals is to adopt insofar as possible a uniform statement of investment restrictions for the mutual funds advised by Goldman Sachs or an affiliate thereof, as well as for funds that may be created in the future. Such uniformity would facilitate comparison of different funds' investment restrictions as well as administration of the restrictions. The proposals would also result in a clearer and simpler statement of these restrictions.

        Another reason for restating the Funds' investment restrictions is to delete the policies adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company practices and investments. The states no longer have the power to enforce these restrictions, and the elimination of the restrictions may expand the range of investment opportunities and techniques available in connection with the management of the Funds' portfolios.

        The final reason for restating Funds' investment restrictions is to recharacterize certain previously adopted fundamental policies as non-fundamental. Certain of the investment restrictions are being liberalized to the extent permitted under the 1940 Act. This recharacterization and liberalization will grant the Trustees the ability to change these non-fundamental policies as needed, without seeking approval from shareholders.

        The following is a summary of the proposed changes to each of the investment restrictions. The restrictions are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that shareholders approve each of the proposals.

Proposal 5(a): Investment Policy on Issuer Diversification

        To be diversified under the 1940 Act, a Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies. The current investment restrictions of the Funds are worded in various ways. Some Fund's restrictions apply the 5% and 10% limitations discussed above to 100% of the Fund's total assets rather than 75% and, consequently, are more restrictive than required by the 1940 Act. The Trustees have proposed amending the investment restrictions of each Fund to be uniform and to require diversification only to the extent that is required under the 1940 Act. Additional diversification requirements are required for the Funds to be treated as regulated investment companies for federal tax purposes. These tax-based requirements are not required to be reflected in the proposed investment restrictions and will not be affected by the proposal. The Trustees propose that each Fund adopt the following investment restriction in lieu of its current fundamental policy:

        The Fund may not make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

Proposal 5(b): Investment Policy on Industry Concentration

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, stating whether 25% or more of the investment company's assets can be invested (concentrated) in the securities of issuers in any one industry. The limitation does not apply to investments in U.S. government securities. Each of the Funds, has adopted a policy not to concentrate in the securities of issuers in any one industry. While not representing a change in investment policy, the Trustees have determined that it would be in the best interest of the Funds to conform the wording of their investment policies on industry concentration. As proposed, each Fund's policy would be as follows:

        The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

In the case of each Fund that is a series of the Trust, although non-fundamental, the policy would also provide:

        (For purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include (a) municipal securities the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

Proposal 5(c): Investment Policies on Borrowing, Margin, Purchases and Pledging Assets

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on borrowing. Each Fund currently has a limitation upon borrowing, although the wording of the limitation and the permitted amount of borrowing vary from Fund to Fund. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33 1/3% of its total assets. The Trustees have recommended that the Funds adopt a policy a uniform borrowing policy (i) permitting borrowing up to the maximum allowed by the 1940 Act, and (ii) permitting the Funds to enter into mortgage dollar rolls accounted for as a financing. For purposes of the Funds' policy on borrowing, the Funds do not consider certain investments and practices to be borrowings, including short sales, currency transactions, mortgage dollar rolls which are not accounted for as financing, forward contracts, swaps, interests rate caps, floors and collars, options, future contracts, options on future contracts and forward commitment transactions.

        Each Fund also has a fundamental investment policy limiting the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. Each Fund's current fundamental policy prohibits the Fund from purchasing securities on margin, except for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. Mutual funds are also permitted to obtain such short-term credits as may be necessary for the clearance of transactions. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases.

        The fundamental policies on borrowing and margin purchases, if adopted, would be the same for each Fund and would provide as follows:

        The Fund may not borrow money, except that (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

        The Funds' fundamental policy on pledging their assets was a requirement imposed by state securities laws that no longer applies to the Funds. Consequently, it is proposed that such restriction be eliminated.

Proposal 5(d): Investment Policy on Loans

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on loans. The proposed restatement of the Funds' policy, which does not represent a material change in investment policy, would prohibit the Funds from making loans except through the purchase of securities. As restated, each Fund's investment restriction would provide as follows:

        The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.


Proposal 5(e): Investment Policy on Underwriting

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on underwriting securities issued by others. The proposed restatement of the Funds' policy, which does not represent a material change in investment policy, would prohibit the Fund from underwriting the securities of others (which is not a part of the normal activities of a mutual fund). As restated, each Fund's investment restriction would provide as follows:

        The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

Proposal 5(f): Investment Policy on Real Estate and Oil and Gas

        The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The existing restriction on investment in oil and gas interests was imposed by state law and is no longer required. While the Fund does not intend to invest in such interests, it is proposed that the restriction on oil and gas interests be eliminated. The proposed policy does not represent a material change in investment policy for any Fund and in most cases merely continues the current policy unchanged. As restated, each Fund's investment restriction would provide as follows:

        The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Proposal 5(g): Investment Policy on Commodities

        The 1940 Act requires that the Funds have a fundamental investment policy regarding investments in commodities. While the Funds do not invest in physical commodities or commodity contracts, the Funds do enter into financial futures contracts, options or futures and, in certain cases, currency contracts. Any financial futures contract or related option is considered to be a commodity contract. Other types of financial instruments such as forward commitments and swaps might also be deemed to be commodity contracts. The amendment is being proposed to enable each Fund to continue to enter into financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices in which a Fund engages (such as forward foreign currency contracts) or might in the future engage (such as swaps) are not subject to this restriction.

        As amended, each Fund's investment restriction with respect to commodities would be as follows:

        The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

Proposal 5(h): Investment Policy on Senior Securities

        The 1940 Act restricts the ability of an open-end investment company to issue "senior securities" as defined in the 1940 Act and requires that an investment company adopt a fundamental policy with respect to the issuance of such securities. The proposed amendment would make the investment restriction on senior securities uniform among the Funds and clarify that the Funds are permitted to issue senior securities to the extent permitted by applicable law. As discussed above, under the 1940 Act an open-end fund is not permitted to issue senior securities except for borrowings from banks. In addition to permitting the borrowing contemplated above, the amendment clarifies that the Funds do not consider certain investment practices, such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on the Funds to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. As amended, the investment restriction of each Fund would provide as follows:

        The Fund may not issue senior securities to the extent such issuance would violate applicable law.

Proposal 5(i): Investment Policy Concerning Short Sales of Securities

        Each Fund investing in equity securities has a fundamental investment policy limiting short sales. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Funds' fundamental investment policy on short sales provides that a Fund may not engage in short sale unless it owns, or, by virtue of its ownership of other securities, has the right to obtain, securities equivalent in kind and amount to the securities sold short. This investment technique is known as a short sale "against the box." The Trustees recommend that shareholders vote to eliminate this fundamental policy. If the proposal is approved, the Trustees intend to adopt a non-fundamental policy limiting the Funds to short sales against the box. This non-fundamental policy could be changed without a vote of shareholders.

Proposal 5(j): GS Short Duration Government Fund's Policy on Options

        To comply with state securities laws in effect at the time of its organization, GS Short Duration Government Fund adopted a fundamental restriction limiting the Fund's ability to write, purchase or sell certain put and call options. This restriction is no longer required, is obsolete and is inconsistent with the investment restrictions of all of the other Funds.

Proposal 5(k): GS Short Duration Fund's Policy on Investments to Exercise
Control

        GS Short Duration Fund has a fundamental policy not to invest in companies for the purpose of exercising control or management. Although the Fund has no intention of investing for such purpose, this restriction is not required by the 1940 Act and is no longer required by state law. Consequently, the Trustees recommend that it be eliminated.

Trustees' Recommendation

        The Trustees believe that each proposed amendment to the Funds' investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the Funds' restrictions.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDED INVESTMENT RESTRICTIONS

Required Vote

        Approval of each proposed amendment to a Fund's fundamental investment restrictions requires the affirmative vote of a 1940 Act Majority of that Fund's outstanding shares. If a proposed amendment is not approved with respect to a Fund, the current investment restriction will continue in effect unchanged for that Fund.

                                  PROPOSAL 6
                                  ----------

                  APPROVAL OF AMENDED AND RESTATED MANAGEMENT
        AGREEMENTS FOR THE FUNDS (OTHER THAN GS SHORT DURATION TAX-FREE
      FUND, GS CORE FIXED INCOME FUND, GS SHORT DURATION GOVERNMENT FUND
                    AND GS ADJUSTABLE RATE GOVERNMENT FUND)

                                    GENERAL

        At the meeting of the Trustees held on January 28, 1997, the Trustees, including the Independent Trustees, voted to approve, and to recommend that the shareholders of each Fund (other than those listed in the next sentence) approve, the adoption of amended and restated investment advisory agreements (the "Management Agreements"), each in the form attached to this Proxy Statement as Appendix G. No proposal is being made to amend the existing investment
   ----------
advisory agreements for GS Short Duration TaxFree Fund, GS Core Fixed Income Fund, GS Short Duration Government Fund and GS Adjustable Rate Government Fund, each of which is substantially similar to the form attached as Appendix G.
                                                               ----------

        The terms of the Management Agreements are substantially identical to those of the Funds' existing investment advisory agreements (the "Existing Advisory Agreements"), except that each Management Agreement provides for: (1) the affected Fund's investment adviser to provide the Fund with administrative services and (2) an increase in the Fund's investment advisory fee rate. This increase is equal to the fee rate currently payable by the Fund pursuant to a separate administration agreement between it and Goldman Sachs Asset Management (each an "Administration Agreement"). If shareholders approve this proposal, the Administration Agreements will be terminated. CONSEQUENTLY, THE OVERALL SERVICES PROVIDED AND FEES PAID UNDER THE MANAGEMENT AGREEMENTS WILL BE IDENTICAL TO THE SERVICES

PROVIDED AND FEES PAID CURRENTLY UNDER THE EXISTING ADVISORY AGREEMENTS AND ADMINISTRATION AGREEMENTS. The Funds will continue under the Management Agreement to be managed by GSAM, Goldman Sachs Asset Management International ("GSAMI") and Goldman Sachs Fund Management L.P. ("GSFM") (the "Advisors") as set forth below.

        GSAM                              GSAMI                            GSFM
        ----                              -----                            ----
Goldman Sachs Government        Goldman Sachs Asia Growth       Goldman Sachs Capital Growth
Income Fund                     Fund                            Fund

Goldman Sachs Municipal         Goldman Sachs International     Goldman Sachs Select Equity
Income Fund                     Fund                            Fund

Goldman Sachs Balanced Fund     Goldman Sachs Global Income
                                Fund

Goldman Sachs Growth and
Income Fund

Goldman Sachs Mid-Cap Fund

Goldman Sachs Small Cap
Fund

        Replacing each Fund's Existing Advisory Agreement and Administration Agreement with a Management Agreement that covers both advisory and administrative services will bring the Funds' contractual arrangements into conformity with those of the other funds in the Goldman Sachs Group of Funds. The Trustees expect such conformity to benefit the Funds by facilitating legal compliance by the Funds and the Advisers and eliminating the possibility that differences in wording will cause contractual provisions to be interpreted differently, even though they were intended to have the same meaning. The Trustees also expect that combining advisory and administrative fees will improve investors' ability to compare the Funds' expenses with those of other mutual funds that do not pay separate advisory and administration fees. The Trustees have determined that adopting the Management Agreements for these purposes is appropriate and beneficial to the Funds.

        Set forth below is a description of material similarities and differences between (1) the Management Agreements and (2) the Existing Advisory Agreements and the Administration Agreements, as well as certain additional information. The description of the Management Agreements is qualified in its entirety by reference to Appendix G.
                         ----------

                 MATERIAL SIMILARITIES AND DIFFERENCES BETWEEN
                  THE MANAGEMENT AGREEMENTS AND THE EXISTING
                    ADVISORY AND ADMINISTRATION AGREEMENTS

Services Provided

        Under the Existing Advisory Agreements and the Management Agreements, the Advisers determine what securities are purchased, held and sold by the Funds, subject to their respective investment objectives, policies and restrictions and to such policies and instructions as the Funds' Trustees may establish. This involves providing the Funds with investment research, advice and supervision. The

Advisers also are responsible for maintaining books and records with respect to the Funds' securities transactions and for providing the Funds' Trustees or Directors with periodic and special reports.

        Under the Management Agreements, each Adviser will also: (i) supervise all non-advisory operations of each Fund that it advises; (ii) provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund;
(iii) arrange for at the Fund's expense (a) the preparation for the Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectus and statement of additional information and the preparation of reports, in each case to be filed with the SEC and other regulatory authorities; (iv) maintain all of the Fund's records; and (v) provide the Fund with office space and all necessary office equipment and services.

        Each Fund currently receives the administrative services described in the preceding paragraph from GSAM pursuant to the Fund's Administration Agreement with GSAM. If shareholders approve this proposal, each Fund will receive these services pursuant to its Management Agreement with its Adviser. Because GSAM does not serve as the Adviser to certain Funds, these Funds will no longer have a direct contractual relationship with GSAM. However, GSAMI and GSFM may arrange to have GSAM continue to provide administrative services to these Funds as an agent for the applicable Adviser.

Fees and Expenses

        The fee rate payable by each Fund under its Management Agreement is identical to the aggregate advisory and administration fee rate payable by each Fund under its Existing Advisory Agreement and Administration Agreement. THUS, SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN ANY INCREASE IN A FUND'S EXPENSES. Set forth below are the advisory and administration fees, expressed in dollars and as a percentage of the Fund's average daily net assets, to which each Fund's Adviser and GSAM, as administrator, was entitled for the fiscal year ended October 30, 1996, in the case of the Trust, and January 31, 1996, in the case of the Corporation.

Fund                         Advisory Fee          Administration Fee      Total Management Fees
----                         ------------          ------------------      ---------------------
Global Income Fund * **      $1,965,605   .75%        +$393,263   .15%     =    $2,358,868    .90%
Government Income Fund*         148,120   .50%          +44,433   .15%     =       192,553    .65%
Municipal Income Fund           211,283   .40%          +79,231   .15%     =       290,514    .55%
Asia Growth Fund*             1,172,731   .75%         +390,910   .25%     =     1,563,641   1.00%
Balanced Fund                   148,493   .50%          +44,548   .15%     =       193,041    .65%
Capital Growth Fund           7,001,809   .75%       +2,333,936   .25%     =     9,335,745   1.00%
Growth & Income Fund          1,748,649   .55%         +476,904   .15%     =     2,225,553    .70%
International Equity
Fund* **                      2,096,154   .75%         +698,718   .25%     =     2,794,872   1.00%
Mid-Cap Equity Fund             391,234   .60%          +97,809   .15%     =       489,043    .75%
Select Equity Fund*             780,797   .50%          440,918   .25%     =     1,221,715    .75%
Small Cap Equity Fund         2,181,629   .75%          727,210   .25%     =     2,908,839   1.00%

------------------------
* Due to voluntary fee reductions by the Advisers and GSAM, these Funds currently are paying advisory and/or administration fees at rates lower than the fee rates to which their Advisers and GSAM were contractually entitled for the Funds' most recently completed fiscal years. These voluntary fee reductions may be modified or terminated at any time, but will not be affected by shareholder approval of this proposal.

** Global Income Fund and International Equity Fund each have advisory and subadvisory fee rates of 0.25% and 0.50%, respectively, of average daily net assets.

        The Management Agreements require each Fund to pay the percentage of its average daily net assets shown under the column "Total Advisory and Administration Fees" to its Adviser for both advisory and administrative services. See Appendix H for a list of other mutual funds that are advised by the Advisers (including their advisory fees) and have investment objectives similar to those of the Funds.

        Under the Existing Advisory Agreements and the Administration Agreements, the Advisers and GSAM pay all costs that they incur in connection with the performance of advisory and administrative services under the respective agreements, except for the costs of preparing the Funds' tax returns, preparing and transmitting reports to Fund shareholders, periodically updating the Funds' prospectuses and statements of additional information and preparing reports to be filed with the SEC and other regulatory authorities (collectively, the "Additional Expenses"). Under the Management Agreements, the Advisers will pay all costs that they incur in connection with the performance of advisory and administrative services, except for the Additional Expenses. Under the Existing Agreements and the Management Agreements, the Funds pay all of their own expenses.

        Goldman Sachs serves as each Fund's transfer agent and principal underwriter pursuant to separate transfer agency agreements and distribution agreements. These agreements will not be affected by shareholder approval of this proposal. See Appendix I for the amounts of compensation paid by the Funds
                   ----------
to Goldman Sachs pursuant to their transfer agency agreements and for distribution-related services. See Appendix J for a statement of the amount and percentage of the brokerage commissions for each Fund that were paid to affiliates of the Advisers.

Standard of Liability

        The contractual liability standard that currently applies to the Advisers' and GSAM's performance of advisory and administrative services to the Funds will not change if the Management Agreements are approved by shareholders. Under both the Existing Advisory Agreements and Administration Agreements and the Management Agreements, the parties providing services to a Fund will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the service provider in the performance of its duties or from reckless disregard by the service provider of its duties and obligations under the agreement.

                             ADDITIONALINFORMATION
                 RELATING TO THE EXISTING ADVISORY AGREEMENTS

        The Boards of Trustees and Directors, including the Independent Trustees, most recently approved all the Funds' Existing Advisory Agreements at a meeting held on April 25, 1996. The date of each Fund's Existing Advisory Agreement and the date on which each such agreement was most recently approved by the affected Fund's shareholder(s) are set forth below.

                                                      Date Agreement
                                  Date of             Last Approved by
Fund                              Agreement           Shareholder(s)
----                              ---------           ----------------

Global Income Fund                7/15/91                  12/5/91
Government Income Fund            2/1/93                   1/30/93
Municipal Income Fund             7/16/93                  7/16/93
Asia Growth Fund                  6/1/94                   6/1/94
Balanced Fund                     10/10/94                 10/4/94
Capital Growth Fund               11/27/91                 11/27/91
Growth & Income Fund              2/1/93                   1/29/93
International Equity Fund         9/30/92                  10/23/92
Mid-Cap Equity Fund               6/1/95                   7/28/95
Select Equity Fund                11/27/91                 11/27/91
Small Cap Equity Fund             8/10/92                  9/10/92

        With the exception of Goldman Sachs Global Income Fund and Goldman Sachs Select Equity Fund, each Fund's Existing Advisory Agreement was approved by its initial shareholder on the applicable date shown above in order to comply with the 1940 Act's requirement that investment advisory agreements be approved by shareholders. The Existing Advisory Agreements of Goldman Sachs Global Income Fund and Goldman Sachs Select Equity Fund were last submitted for shareholder approval on the applicable dates shown above, in each case in order to comply with an undertaking to the SEC to obtain such approvals.

Trustees' Recommendations

        The Trustees believe that the replacement of the Funds' Existing Advisory Agreements and Administration Agreements with the Management Agreements is reasonable, fair and in the best interests of each Fund's shareholders.

        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL TO ADOPT THE APPLICABLE MANAGEMENT AGREEMENT.

Vote Required

        The Funds will vote separately on Proposals 6. Adoption of the proposal as to any Fund requires a 1940 Act Majority of the shares of such Fund.

                            THE INVESTMENT ADVISERS

        Goldman Sachs Asset Management is a separate operating division of Goldman Sachs and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs Funds Management, L.P. is a Delaware limited partnership and has its principal business address at One New York Plaza, New York, New York 10004. Goldman Sachs Asset Management International is a wholly owned subsidiary of Goldman Sachs and has its principal business address at 140 Fleet Street, London, England EC4A 2BJ.

        Goldman Sachs is a worldwide investment banking firm and has its principal business address at 85 Broad Street, New York, New York 10004. Goldman Sachs is the general partner of GSFM. The principal executive officers of Goldman Sachs are Jon S. Corzine and Henry M. Paulson. The principal occupation of Messrs. Corzine and Paulson is the management of Goldman Sachs. The general partners of Goldman Sachs are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs

& Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The principal business address of the executive officers and general partners is 85 Broad Street, New York, New York 10004. The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC . GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP. David B. Ford is chief executive officer of GSAMI and co-chief executive officer of GSFM. John P. McNulty is co-chief executive officer of GSFM.

                                  PROPOSAL 7
                                  ----------

                 TO CHANGE GOLDMAN SACHS CAPITAL GROWTH FUND'S
           INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

        The investment objective of Goldman Sachs Capital Growth Fund ("Capital Growth Fund") is to seek long-term growth of capital. That investment objective is "fundamental" which means that it cannot be changed by the Trustees without shareholder approval. Neither the Trustees nor GSAM have any current intention of changing the investment objective of Capital Growth Fund. However, the Trustees believe that it is in the best interest of the Fund for the Trustees to be able to do so in the future without the cost and delay of shareholder approval. In the event that its investment objective is determined in the future no longer to be appropriate for Goldman Sachs Capital Growth Fund, shareholders would be advised by the Fund of the change in its investment objective.

Trustees Recommendation

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF GOLDMAN SACHS CAPITAL GROWTH FUND APPROVE CLASSIFYING THE FUND'S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL.

Required Vote

        Approval of this proposed requires the approval of a 1940 Act Majority of Capital Growth Fund.

                            ADDITIONAL INFORMATION


Other Business

        As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meetings other than those described above. Should other business properly be brought before any Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.


Proxies and Voting at the Meeting

        The enclosed Proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trust or Corporation (addressed to the Secretary at the Trust's or Corporation's principal executive offices), by executing a superseding proxy or by attending the applicable Meeting and voting in person. All valid proxies received prior to a Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the Proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meetings.

        In the event that at the time any session of a Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 1 through 7 have not been received, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust or Corporation (or the affected Fund) present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

        A majority, in the case of the Trust, and one-third, in the case of the Corporation, of the shares entitled to vote shall be a quorum for the transaction of business at a Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as shares that are present and entitled to vote with respect to each proposal, but will not be counted as a vote in favor of a proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the proposal. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, Trust shares will not be considered as present and entitled to vote with respect to the proposal and in the case of the Corporation the inability to vote such shares will be treated the same as abstentions. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority definition. In addition, a "broker nonvote" has no effect on the voting in determining whether a Nominee has been elected a Trustee pursuant to proposal 1. However, in determining whether a Proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority, and Proposal 3 has been adopted by Corporation shareholders, a "broker non-vote" will have the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered outstanding shares.

Manner and Cost of Proxy Solicitation

        Each Fund will bear its allocable portion of proxy solicitation expenses, including the cost of preparing, assembling and mailing materials used in connection with the solicitation of proxies. The Funds will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy materials to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of Goldman Sachs, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax.

        In addition to the solicitation of proxies by mail or in person, the Corporation and the Trust may also arrange to have votes recorded by telephone by officers and employees of the Corporation and the Trust, personnel of GSAM and the Transfer Agent or agents hired by the Transfer Agent for such purpose. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Neither the Trust nor the Corporation has sought to obtain an opinion of counsel on this matter or is aware of any such challenge. A shareholder will be called on a recorded line at the telephone number shown in the Transfer Agent's records for the account and could be asked for the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his shares at the Meetings in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special telephone number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meetings, the shareholder can revoke the proxy at that time and vote the shares at the Meetings.

Shareholder Proposals

        None of the Trust, the Corporation or the Delaware Trust is required or intends to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting.


              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


February 13, 1997

                                  APPENDIX A

As of January 31, 1997, each Fund had the following number of shares of each class outstanding:

Fund                 Institutional   Administration  Service  Class A  Class B
------------------------------------------------------------------------------
GS Adjustable Rate
Government Fund

GS Short Duration
Government

GS Short Duration
Tax-Free

GS Core Fixed
Income

Goldman Sachs
Global Income

Goldman Sachs
Government Income

Goldman Sachs
Municipal Income

Goldman Sachs
Balanced Fund

Goldman Sachs
Select Equity Fund

Goldman Sachs
Growth and Income
Fund

Goldman Sachs
Capital Growth
Fund

Goldman Sachs
Mid-Cap Equity
Fund

Goldman Sachs
Small Cap Equity
Fund

Goldman Sachs
International Equity
Fund

Goldman Sachs
Asia Growth Fund

                                  APPENDIX B

As of January 31, 1997, the following persons or entities owned beneficially or of record more than 5% of the outstanding Class A, Class B, Institutional, Administration or Service Shares, as applicable, of each Fund:

                                  APPENDIX C

The information as to beneficial ownership set forth in the chart below is based on statements furnished to the Funds by the Trustees. Each has all voting and investment powers with respect to the shares indicated. All of the information is as of January 31, 1997.

None of the Trustees beneficially owned individually, nor did the Trustees beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of January 31, 1997.

Fund    Bakhru  Smart   Springer  Strubel  Grip  Shuch  Ford  McNulty  McPherson
--------------------------------------------------------------------------------
GS
Adjustable
Rate
Government
Fund

GS Short
Duration
Government
Fund

GS Short
Duration
Tax-Free
Fund

GS Core
Fixed Income
Fund

Goldman
Sachs Global
Income Fund

Goldman
Sachs
Government
Income Fund

Goldman
Sachs
Municipal
Income Fund

Goldman
Sachs
Balanced
Fund

Goldman
Sachs Select
Equity Fund

Fund    Bakhru  Smart   Springer  Strubel  Grip  Shuch  Ford  McNulty  McPherson
--------------------------------------------------------------------------------

Goldman
Sachs
Growth and
Income Fund

Goldman
Sachs Capital
Growth Fund

Goldman
Sachs Mid-
Cap Equity
Fund

Goldman
Sachs Small
Cap Equity
Fund

Goldman
Sachs
International
Equity Fund

Goldman
Sachs Asia
Growth Fund

                                  Appendix D

                             AGREEMENT AND PLAN OF
                  REORGANIZATION, CONVERSION AND TERMINATION


THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 28th day of January, 1997, by and between [Goldman Sachs Equity Portfolios, Inc., a Maryland corporation][Goldman Sachs Trust, a Massachusetts business trust] (the "Registrant"), on behalf of each of its series (each a "Fund" and collectively the "Funds"), and Goldman Sachs Trust (the "Trust"), a Delaware business trust.

        This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Fund as a new series of the Trust (each a "Successor Fund" and collectively the "Successor Funds"). Each Reorganization will include the transfer of all of the assets of a Fund to a corresponding Successor Fund of the Trust solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Fund and (2) the issuance by the Trust to the Fund of shares of beneficial interest of the Successor Fund. The aggregate number of shares of each class of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of [common stock] [beneficial interest] ("Shares") of the corresponding Fund class outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by each Fund of the Successor Fund Shares it receives in the exchange described above to the holders of corresponding Fund Shares in exchange for those Fund Shares, in liquidation of each Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

        In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. TRANSFER OF ASSETS OF THE FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

        1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Fund agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Fund organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Fund. The Trust, on behalf of each Successor Fund, agrees that in exchange for all of the assets of the corresponding Fund (1) the Successor Fund shall assume all of the liabilities of such Fund, whether contingent or otherwise, then existing and (2) the Trust shall issue Successor Fund Shares to the Fund. The number of Successor Fund Shares of each class to be issued by the Trust on behalf of each Successor Fund will be identical to the number of Shares of the corresponding class and Fund outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

        1.2 The assets of each Fund to be acquired by the corresponding Successor Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Fund and other property owned by the Fund and any deferred or prepaid expenses shown as assets on the books of the Fund on the Closing Date provided for in paragraph 3.1.

        1.3 Immediately after delivery to each Fund of corresponding Successor Fund Shares, a duly authorized officer of Registrant shall cause each Fund, as the sole shareholder of the corresponding

Successor Fund, to (i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent accountants; (iii) approve an investment advisory agreement and, if applicable, a subadvisory agreement for the Successor Fund in substantially the same form as the investment advisory agreement and, if applicable, a subadvisory agreement in effect with respect to the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of Shareholders to be held on April 1, 1997; (iv) approve distribution and authorized dealer service plans for the Class A Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class A Shares of the Fund; (v) approve distribution and authorized dealer service plans for the Class B Shares, if any, of the Successor Fund in substantially the same form as the distribution and authorized dealer service plans currently in effect with respect to the Class B Shares of the Fund; (vi) approve a preferred administration plan for the preferred administration shares, if any, of the Successor Fund in substantially the same form as the preferred administration plan currently in effect with respect to the Preferred Administration Shares of the Fund; (vii) approve an administration plan with respect to the Administration Shares, if any, of the Successor Fund in substantially the same form as the administration plan currently in effect for Administration Shares of the Fund; (viii) approve a service plan with respect to the Service Shares, if any, of the Successor Fund in substantially the same form as the service plan currently in effect for Service Shares of the Fund; and (ix) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Fund immediately prior to the closing of the reorganization, including any changes thereto approved by the shareholders of the Fund at the meeting of shareholders to be held on April 1, 1997. On or prior to the Closing Date, the Trust shall, on its own behalf or on behalf of the applicable Successor Fund, either enter into transfer agency, subtransfer agency, custodian and subcustodian agreements, agreement with broker-dealers and Service Organizations and any other agreement pursuant to which services are rendered to the Registrant with substantially the same terms as the agreements to which the Registrant is a party as of the Closing Date or assume the Registrant's obligations under such agreements. The Trust shall also adopt, on its own behalf or on behalf of the applicable Successor Fund, on or prior to the Closing Date, all policies and procedures, in effect with respect to the Registrant or any of the Funds as of the Closing Date.

        1.4 As provided in paragraph 3.4, on the Closing Date each Fund will distribute in liquidation the Successor Fund Shares of each class to each shareholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Fund pro rata in proportion to such shareholder's beneficial interest in that class and in exchange for that shareholder's Shares. Such distribution will be accomplished by the transfer of the Successor Fund Shares then credited to the account of each Fund on the share records of the Trust to open accounts on those records in the names of such Fund Shareholders and representing the respective pro rata number of each class of the Successor Fund Shares received from the Successor Funds which is due to such Fund Shareholders. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

        1.5 Ownership of the Successor Fund Shares by each Successor Fund Shareholder shall be recorded separately on the books of Goldman, Sachs & Co. ("Goldman Sachs"), as the Trust's transfer agent.

        1.6 Any transfer taxes payable upon the issuance of Successor Fund Shares in a name other than the registered holder of the Fund Shares on the books of any Fund shall be paid by the person to whom such Successor Fund Shares are to be distributed as a condition of such transfer. Any deferred sales charge payable with respect to any class of a Fund's shares will not be required to be paid as a result of the exchange described in paragraph 1.4 but will continue to be payable on the same basis with respect to the Shares of the Successor Fund.

        1.7 Fund Shareholders holding certificates representing their ownership of any class of Shares of a Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as Registrant may require (collectively, an "Affidavit"), to Registrant prior to the Closing Date. Any Fund Share certificate which remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of any Shares of the Fund and shall instead evidence ownership of corresponding Successor Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the applicable Successor Fund subsequent to the Closing Date with respect to Successor Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Successor Fund Shares received in the Reorganization. The Trust will not issue share certificates in the Reorganization.

        1.8 The legal existence of each Fund and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date.

2.      VALUATION

        2.1 The value of each Fund's net assets to be acquired by the Trust on behalf of the Successor Funds hereunder shall be the net asset value computed as of the valuation time provided in the Fund's prospectus(es) on the Closing Date using the valuation procedures set forth in the Fund's current prospectus(es) and statement of additional information.

        2.2 The value of full and fractional Successor Fund Shares of each class to be issued in exchange for each Fund's net assets shall be equal to the value of the net assets of the corresponding class of such Fund on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Fund Shares outstanding on the Closing Date.

        2.3 All computations of value shall be made by State Street Bank and Trust Company (the "Custodian"), as custodian for the Funds and the Trust, or the Fund's investment advisor, in each case as required by the valuation procedures adopted by the Registrant.

3.      CLOSING AND CLOSING DATE

        3.1 The transfer of each Fund's assets in exchange for the assumption by the corresponding Successor Fund of the Fund's liabilities and the issuance of Successor Fund Shares to the Fund, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 on April 30, 1997 ("Closing Date"), or at such other place or date on or prior to December 31, 1997 as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Funds or at such other time and or place as the parties may agree.

        3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of a Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of that Fund is impracticable, the Closing with respect to that Fund shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

        3.3 Registrant shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the Funds and the Trust, of the Funds' reorganizations as series of the Trust.

        3.4 Goldman Sachs, as transfer agent for the Funds, shall deliver at the Closing a certificate evidencing the conversion on its books and records of each Fund Shareholder account to a corresponding Successor Fund Shareholder account. The Trust shall issue and deliver to each Fund a confirmation evidencing the crediting of Successor Fund Shares to the appropriate shareholder accounts on the Closing Date or provide other evidence satisfactory to the Fund that such Successor Fund Shares have been credited to the Fund's account on the books of the Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

        3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for a Fund shall be presented by such Fund to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Fund to the Custodian for the account of its respective Successor Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of each Fund shall be delivered to the Successor Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Successor Fund's account maintained with the Custodian with immediately available funds.

4.      REPRESENTATIONS AND WARRANTIES
        4.1 Registrant represents and warrants, on behalf of itself and each Fund, as follows:

             4.1.A. Registrant is a [business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts] [a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland] and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Funds, to perform its obligations under this Agreement. Registrant is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Funds to any material liability or disability. Registrant has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of Registrant and the Funds as now being conducted. The Funds are duly established and designated series of Registrant;

             4.1.B. Registrant is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

             4.1.C. Registrant is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its [Declaration of Trust] [Articles of Incorporation] or Bylaws, or any agreement, indenture, instrument, contract, lease or other undertaking to which Registrant is a party or by which Registrant is bound;

             4.1.D. At the date hereof and at the Closing Date all federal, state and other tax returns and reports, including information returns and payee statements, of the Funds required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

             4.1.E. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

             4.1.F. All issued and outstanding shares of Registrant and each Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Registrant. Registrant does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of [common stock] [beneficial interest] of Registrant or any Fund, nor is there outstanding any security convertible into any of such shares;

             4.1.G. The information to be furnished by Registrant for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

             4.1.H. At the Closing Date, Registrant, on behalf of the Funds, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Funds, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Funds will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

             4.1.I. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Fund enforceable in accordance with its terms, subject to the approval of each Fund's shareholders;

             4.1.J. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant, on behalf of the Funds, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

        4.2 The Trust represents and warrants, on behalf of itself and each Successor Fund, as follows:

             4.2.A. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it or the Successor Funds to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on the business of the Trust and the Successor Funds as now being conducted. The Successor Funds are duly established and designated series of the Trust;

             4.2.B. The Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or Bylaws of the Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound;

             4.2.C. The Trust will cause each Successor Fund to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

             4.2.D. Prior to the Closing Date, there shall be no issued and outstanding Successor Fund Shares or any other securities of the Successor Funds. Successor Fund Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

             4.2.E. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Fund enforceable against the Trust and each Successor Fund in accordance with its terms;

             4.2.F. The information to be furnished by the Trust with respect to the Successor Funds for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

             4.2.G. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Funds of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5.      COVENANTS OF REGISTRANT AND THE TRUST

        5.1 Registrant covenants that the Successor Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

        5.2 Registrant covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.

        5.3 Registrant will, on behalf of the Funds, from time to time as and when requested by the Trust on behalf of the Successor Funds, execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in, and confirm to, the Trust on behalf of the Successor Funds, title to, and possession of, all the assets of each Fund to be sold, assigned, transferred and delivered to its corresponding Successor Fund hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.4 The Trust will, on behalf of the Successor Funds, from time to time as and when requested by Registrant on behalf of the Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Registrant may deem necessary or desirable in order to vest in, and confirm to, Registrant, on behalf of the Funds, title to, and possession of, the Successor Fund Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

        5.5 The Trust, on behalf of the Successor Funds, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date;

        5.6 Subject to the provisions of this Agreement, the Trust and Registrant each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.7 As promptly as practicable, but in any event within 60 days after the closing date, Registrant shall furnish to the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of each Funds for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to each Successor Fund as a result of
Section 381 of the Code. Such statement shall be certified by the President or Treasurer of Registrant.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT AND THE FUNDS

        The obligations of Registrant and each Fund to consummate the transactions provided for herein shall be subject to the performance by the Trust, on behalf of the Successor Funds, of all the obligations to be performed by the Trust and the Successor Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        6.1 All representations and warranties of the Trust and each Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and

        6.2 The Trust shall have delivered on the Closing Date to Registrant a certificate executed in the Trust's name by its President or Vice President, in form and substance satisfactory to Registrant, dated as of the Closing Date, to the effect that the representations and warranties of the Trust and each Successor Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Registrant shall reasonably request.

Each of the foregoing conditions precedent may be waived by Registrant.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE SUCCESSOR
        FUNDS

        The obligations of the Trust and each Successor Fund to consummate the transactions provided for herein shall be subject to the performance by Registrant, on behalf of the Funds, of all the obligations to be performed by Registrant and the Funds hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

        7.1 All representations and warranties of Registrant and each Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

        7.2 Registrant shall have delivered to the Trust on the Closing Date a statement of the assets and liabilities of each Fund, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of Registrant as to each Fund's portfolio securities and each Fund's federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

        7.3 Registrant shall have delivered to the Trust on the Closing Date a certificate executed in Registrant's name by its President or Vice President, in form and substance satisfactory to the Trust, dated as of the Closing Date, to the effect that the representations and warranties of Registrant and each Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request.

Each of the foregoing conditions precedent may be waived by the Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF REGISTRANT, THE FUNDS, THE TRUST AND THE SUCCESSOR FUNDS

        The obligations of Registrant, the Funds, the Trust and the Successor Funds are each subject to the further conditions that on or before the Closing
Date:

        8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each Fund's Shareholders in accordance with applicable law;

        8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated hereby;

        8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, the Funds, Registrant or the Successor Funds, provided that either party hereto may waive any of such conditions for itself or its respective series;

        8.4 Registrant and the Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to Registrant and the Trust, substantially to the effect that for federal income tax purposes:

        8.4.A. The acquisition of all of the assets of each Fund by its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund, followed by the distribution in liquidation by the Fund of such Successor Fund Shares to the Fund Shareholders in exchange for their Fund Shares and the termination of the Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Successor Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        8.4.B. No gain or loss will be recognized by any Fund upon (i) the transfer of all of its assets to its corresponding Successor Fund solely in exchange for the issuance of Successor Fund Shares to the Fund and the assumption by the Successor Fund of the Fund's liabilities and (ii) the distribution by the Fund of such Successor Fund Shares to the Fund Shareholders;

        8.4.C. No gain or loss will be recognized by any Successor Fund upon its receipt of all of the corresponding Fund's assets solely in exchange for the issuance of the Successor Fund Shares to the Fund and the assumption by the Successor Fund of all of the liabilities of the Fund;

        8.4.D. The tax basis of the assets acquired by a Successor Fund from its corresponding Fund will be, in each instance, the same as the tax basis of those assets in the Fund's hands immediately prior to the transfer;

        8.4.E. The tax holding period of the assets of each Fund in the hands of its corresponding Successor Fund will, in each instance, include the Fund's tax holding period for those assets;

        8.4.F. Each Fund's Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Fund solely for Successor Fund Shares as part of the transaction;

        8.4.G. The tax basis of the Successor Fund Shares received by Fund Shareholders in the transaction will be, for each shareholder, the same as the tax basis of the Fund Shares surrendered in exchange therefor; and

        8.4.H. The tax holding period of the Successor Fund Shares received by Fund Shareholders will include, for each shareholder, the tax holding period for the Fund Shares surrendered in exchange therefor, provided that such Fund Shares were held as capital assets on the date of the exchange.

Registrant and the Trust each agree to make and provide representations with respect to the Funds and the Successor Funds, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.4, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the Reorganization.

        Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.4, may be waived by that party.

9.      BROKERAGE FEES AND EXPENSES

        9.1 The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

        9.2 Each Fund and each Successor Fund shall be liable for any expenses incurred by them in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.     ENTIRE AGREEMENT

        The Trust, on behalf of the Successor Funds, and Registrant, on behalf of the Funds, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.     TERMINATION

        11.1 This Agreement may be terminated by the mutual agreement of the Trust and Registrant. In addition, either the Trust or Registrant may at its option terminate this Agreement at or prior to the Closing Date because:

        11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

        11.1.B. A condition expressed precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

        11.1.C. A majority of the members of the Board of [Trustees] [Directors] of the Registrant determine that it is not in the best interest of the Funds or their shareholders to proceed with the transactions contemplated by this Agreement.

        11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust or Registrant, or their respective Trustees or officers, to the other party or its Trustees or officers.

12.     AMENDMENT

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Fund's Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be paid to that Fund's Shareholders under this Agreement to the detriment of such Fund Shareholders without their further approval.

13.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

        13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        13.5 All persons dealing with the Trust, the Funds, Registrant or the Successor Funds must look solely to the property of the Trust, the Funds, Registrant or the Successor Funds, respectively, for the enforcement of any claims against the Trust, the Funds, Registrant or the Successor Funds, as neither the Trustees, officers, agents nor shareholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

14.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Registrant or the Trust, each at 4900 Sears Tower, Chicago, Illinois 60606, Attention: Secretary.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.



        GOLDMAN SACHS TRUST, on behalf of the following series:

                By:_____________________________

                Its:____________________________



[GOLDMAN SACHS TRUST]
[GOLDMAN SACHS EQUITY PORTFOLIOS, Inc.]

on behalf of the following series:



                By:_____________________________

                Its:____________________________

                                  Appendix E

                     GOLDMAN SACHS EQUITY PORTFOLIOS, INC.
                 AMENDED AND RESTATED INVESTMENT RESTRICTIONS

The Company may not on behalf of any Fund:

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

(4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

                                  Appendix F

                              GOLDMAN SACHS TRUST
                 AMENDED AND RESTATED INVESTMENT RESTRICTIONS



The Trust may not on behalf of any Fund:

(1) make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended (the "Act"). This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. Each of the Municipal Income and Short Duration Tax-Free Funds may invest 25% or more of the value of its total assets in municipal securities which are related in such a way that an economic, business or political development or change affecting one municipal security would also affect the other municipal securities. These municipal securities include
     (a) municipal securities the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) municipal securities whose issuers are in the same state and (c) industrial development obligations.

(3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings.

(4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8) issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Fund.

                                  Appendix G

                    Form of Investment Advisory Agreements


                    [GOLDMAN SACHS EQUITY PORTFOLIOS, INC.]
                             [GOLDMAN SACHS TRUST]
                               4900 Sears Tower
                            Chicago, Illinois 60606

                                                                  April 30, 1997


[Goldman Sachs Asset Management]
[Goldman Sachs Asset Management International]
[Goldman Sachs Funds Management L.P.]
[address]

Dear Sirs:

[Goldman Sachs Trust] [Goldman Sachs Equity Portfolios, Inc.] (the "Registrant") has been organized as a [business trust under the laws of the State of Delaware] [business trust under the laws of the Commonwealth of Massachusetts] [a corporation under the laws of the State of Maryland] to engage in the business of an investment company. The shares of the Registrant ("Shares") may be divided into multiple series ("Series"), including the Series listed on Annex A (including any Series added to Annex A in the future, each a "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Board of [Trustees/Directors]. The Registrant on behalf of each Fund has selected you to act as the investment adviser and administrator of the Funds and to provide certain services, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Registrant agrees with you as follows:

      1. Name of Registrant. The Registrant may use any name including or
         ------------------
derived from the name "Goldman Sachs" in connection with a Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Registrant (to the extent that it lawfully can) will cause the Funds to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

      2.  Sub-Advisers. You may engage one or more investment advisers which are
          ------------
either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Fund certain services set forth in Paragraphs 3 and 6 hereof, all as shall be set forth in a written contract to which the Registrant, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval by the vote of a majority of the [Trustees/Directors] who are not interested persons of you, the sub-adviser, or of the Registrant, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the Investment Company Act of 1940 Act, as amended (the "1940 Act").

      3.  Management Services.
          -------------------

      (a) You will regularly provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. You will determine from time to time what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund, and what portion of a Fund's assets shall be held uninvested as cash, subject always to the provisions of the Registrant's [Articles of Incorporation] [Declaration of Trust] and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of [Trustees/Directors] of the Registrant may from time to time establish.

      (b) Subject to the general supervision of the Board of [Trustees/Directors] of the Registrant, you will provide certain administrative services to each Fund. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Registrant's transfer agent), (i) provide supervision of all aspects of each Fund's operations not referred to in paragraph (a) above; (ii) provide each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Registrant's expense, (a) the preparation for each Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectuses and statements of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities; (iv) maintain all of the Funds' records and (v) provide the Funds with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

      (c) You will also provide to the Registrant's Board of [Trustees/Directors] such periodic and special reports as the Board may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Registrant or the Funds in any way or otherwise be deemed an agent of the Registrant or the Funds.

      (d) You will maintain all books and records with respect to the Funds' securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Registrant's Board of [Trustees/Directors] such periodic and special reports as the Board may reasonably request.

      (e) You will notify the Registrant of any change in your membership within a reasonable time after such change.

      (f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

4. Allocation of Charges and Expenses. You will pay all costs incurred by you in
   ----------------------------------
connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Funds, the services of such of your partners, officers and employees as may duly be elected officers or [Trustees/Directors] of the Registrant, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of any Fund other than those specifically allocated to you in this paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (i) organization expenses of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Fund); (vi) taxes or governmental fees;
(vii) the fees and expenses of the transfer agent of the Registrant; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (ix) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Funds and registering the Registrant as a broker or a dealer; (x) the fees and expenses of [Trustees/Directors] of the Registrant who are not affiliated with you; (xi) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xii) the fees or disbursements of custodians of each Fund's assets, including expenses incurred in the performance of any obligations enumerated by the [Declaration of Trust or] By-Laws of the Registrant insofar as they govern agreements with any such custodian; or (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Funds.

5.      Compensation of the Manager.
        ---------------------------

                (a) For all services to be rendered and payments made as provided in paragraphs 3 and 4 hereof, the Registrant on behalf of each Fund will pay you each month a fee at an annual rate equal to the percentage of the average daily net assets of the Fund set forth with respect to such Fund on Annex A. The "average daily net assets" of a Fund shall be determined on the basis set forth in the Fund's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

                (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

6.      Avoidance of Inconsistent Position. In connection with purchases or
        ----------------------------------
sales of portfolio securities for the account of the Funds, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Funds the most favorable execution and net price available. It is also understood that it is desirable for the Funds that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Registrant's Board of [Trustees/Directors] from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Funds, you will act solely as investment counsel for such clients and not in any way on behalf of any Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of a Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers. In addition, you are authorized to take into account the sale of shares of the Registrant in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with you), provided that you believe that the quality of the transaction and the commission is comparable to what they would be with other qualified firms.

7.      Limitation of Liability of Manager and Fund. You shall not be liable for
        -------------------------------------------
any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Registrant or the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as your employee or agent. The Fund shall not be liable for any claims against any other Series of the Registrant.

8.      Duration and Termination of this Agreement. This Agreement shall remain
        ------------------------------------------
in force as to each Fund until June 30, 1998 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the [Trustees/Directors] who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Board of [Trustees/Directors] of the Registrant or of a majority of the outstanding voting securities of such Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice to the other party, be terminated in its entirety or as to a particular Fund at any time without the payment of any penalty, by the Board of [Trustees/Directors] of the Registrant, by vote of a majority of the outstanding voting securities of a Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the the provisions of this Agreement, definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

9.      Amendment of this Agreement. No provisions of this Agreement may be
        ---------------------------
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a Fund until approved by vote of the holders of a majority of the outstanding voting securities of such Fund and by a majority of the Board of [Trustees/Directors] of the Registrant, including a majority of the [Trustees/Directors] who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Notwithstanding the foregoing, this Agreement may be amended at any time to add a new Fund to Annex A provided such amendment is approved by a majority of the Board of [Trustees/Directors] of the Registrant, including a majority of the [Trustees/Directors] who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement. This paragraph does not apply to any agreement described in paragraph 5(b) hereof, which shall be effective during the period you specify in a prospectus, sticker, or other document made available to current or prospective shareholders.

10.     Governing Law. This Agreement shall be governed by and construed in
        -------------
accordance with the laws of the State of New York.

11.     Miscellaneous. The captions in this Agreement are included for
        -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This

Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      [The name Goldman Sachs Trust is the designation of the [Trustees] for the time being under [an Amended and Restated Agreement and Declaration of Trust dated December 5, 1991], [under a Declaration of Trust dated January 29, 1997] as amended from time to time, and all persons dealing with the Trust or a Funds must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Fund shall be liable for any claims against any other Series.

      If you are in agreement with the foregoing, please sign the form of acceptance on the Registrant counterpart of this letter and return such counterpart to the Registrant, whereupon this letter shall become a binding contract.


Yours very truly,


                    [GOLDMAN SACHS EQUITY PORTFOLIOS, INC.]
                             [GOLDMAN SACHS TRUST]


Attest: _________________________       By: _________________________
        Michael J. Richman                  Douglas C. Grip
        Secretary of the Registrant         President of the Registrant



The foregoing Agreement is hereby accepted as of the date thereof.



                       [GOLDMAN SACHS ASSET MANAGEMENT,
                      a division of Goldman, Sachs & Co.]
                     [GOLDMAN SACHS FUNDS MANAGEMENT L.P.]
                [GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL]
                    [an affiliate of Goldman, Sachs & Co.]


Attest:_________________________        By: _________________________
        Michael J. Richman                  David B. Ford
        Counsel to the Funds Group          [title]

                                  Appendix H
                                  ----------

                          OTHER MUTUAL FUNDS ADVISED
                      BY GOLDMAN SACHS ASSET MANAGEMENT,
                     GOLDMAN SACHS FUNDS MANAGEMENT, L.P.
                OR GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL


        Goldman Sachs Asset Management ("GSAM"), Goldman Sachs Funds Management, L.P. ("GSFM") and Goldman Sachs Asset Management International ("GSAMI") (collectively, the "Advisers") provide investment advisory services to the following mutual funds with investment objectives similar to those of one or more of the Funds covered by this Proxy Statement.

                                                                                        Combined Advisory
                                                Fund Asset Size                         and Administration
Name of Fund (Adviser)                          (as of 12/31/96)                             Fee Rate
----------------------                          ----------------                        ------------------
GS Short-Duration
        Government Fund (GSFM)                  $102,879,836                            .40%

GS Adjustable Rate
        Government Fund (GSFM)                  $581,682,420                            .40%

GS Short Duration
        Tax-Free Fund (GSAM)                    $ 34,300,211                            .50%

GS Core Fixed
        Income Fund (GSAM)                      $ 75,829,522                            .40%

* The combined advisory and administration fee rates shown do not reflect the fact that GSAM has voluntarily agreed not to impose all or a portion of its advisory and administration fee and/or to reduce or otherwise limit the annual total operating expenses of these funds.

                                  Appendix I

                       ADDITIONAL FEES PAID BY THE FUNDS
                    TO THE ADVISERS AND/OR THEIR AFFILIATES


        Goldman, Sachs & Co. provides transfer agency and distribution services to the Funds and provides distribution-services to the Class A and Class B shares of certain of the Funds. It is expected that Goldman, Sachs & Co. will continue to provide these services.

        For the fiscal year ended October 30, 1996, in the case of the Trust, and the fiscal year ended January 31, 1996, in the case of the Corporation, the following Funds paid the following amounts of compensation to Goldman, Sachs & Co. for transfer agency services pursuant to their transfer agency agreements with Goldman, Sachs & Co.

                        Fund               Transfer Agency Fees
                        ----               --------------------
GS Adjustable Rate Government Fund              $278,337

GS Short Duration Tax-Free Fund                   16,980

GS Core Fixed Income fund                         24,657

Goldman Sachs Government Income                   72,237

Goldman Sachs Global Income                      121,212

Goldman Sachs Municipal Income                    90,284

Goldman Sachs Mid-Cap Equity Fund                 26,082

Goldman Sachs Balanced Fund                       72,067

Goldman Sachs Select Equity Fund                 115,253

Goldman Sachs Growth & Income                    524,671

Goldman Sachs Capital Growth                     549,844

Goldman Sachs Small Cap Equity                   254,292

Goldman Sachs International Equity               129,313

Goldman Sachs Asia Growth Fund                   192,097

        For such periods, the following Funds paid the following aggregate amounts of compensation to Goldman, Sachs & Co. for distribution-related services pursuant to their Rule 12b-1 Distribution and Authorized Dealer Service Plans and distribution agreements with Goldman, Sachs & Co. or pursuant to Service Plans.

                                                          Fee under
                              Fees for 12b-1              Authorized
                           Distribution Related         Dealer Service          (Sales Load)    Service Share
Fund                             Services                   Plans               Distribution         Fees
----                       --------------------         --------------          ------------    -------------
GS Adjustable Rate
Government                      $    -                  $18,303                 $79,000                 -

Goldman Sachs Global
Income Fund                                             499,831                  52,600                 -

Goldman Sachs
Government Income Fund               -                   27,311                  17,300                 -

Goldman Sachs
Municipal Income Fund                -                   16,278                  24,900                 -

Goldman Sachs Goldman
Sachs Asia Growth Fund              505,066             140,011                 507,000                 -

Goldman Sachs Balanced
Fund                                 84,350              25,069                  28,000                 -

Goldman Sachs Capital
Growth Fund                       3,104,424             721,375                 523,000                 -

Goldman Sachs Growth &
Income Fund                         986,255              81,909                 771,000                 -

Goldman Sachs
International Equity Fund           929,746             201,072                 211,000                 -

Goldman Sachs Select
Equity Fund                         349,883              70,470                 108,000                 -

Goldman Sachs Small Cap
Equity Fund                         999,563             185,059                 202,000                 9,605

                                  APPENDIX J

                               Affiliated Broker


        During the fiscal year ended October 30, 1996, in the case of the Trust, and the fiscal year ended January 31, 1996, in the case of the Corporation, the Funds paid brokerage commissions to the following Affiliated Brokers:

                                                          Total Brokerage          Percentage of
                                Total Brokerage         Commissions Paid to     Commissions Paid to
        Fund                    Commissions Paid        Affiliated Brokers        Affiliate Brokers
        ----                    ----------------        -------------------     -------------------
GS Adjustable Rate Fund         $108,000                $108,000                100%
GS Short Duration Govt
Fund                              24,000                  24,000                100%

GS Short Duration Tax
Free Fund                          1,000                   1,000                100%

GS Core Fixed Income
Fund                               4,000                   4,000                100%

Goldman Sachs
Government Income
Fund                               1,200                   1,200                100%

Goldman Sachs
Municipal Income Fund              2,750                   2,750                100%

Goldman Sachs Balanced
Fund                              52,394                   7,391                 14%

Goldman Sachs Select
Equity Fund                      121,424                     -                    0%

Goldman Sachs Growth
& Income Fund                    754,318                  71,218                  9%

Goldman Sachs Capital
Growth Fund                    1,703,905                 284,660                 17%

Goldman Sachs Small
Cap Equity Fund                  658,849                  72,980                 11%

Goldman Sachs Mid-Cap
Equity Fund                      278,227                  40,935                 15%

Goldman Sachs
International Equity
Fund                             830,544                  14,000                  2%

Goldman Sachs Asia
Growth Fund                    1,549,774                  49,000                  3%

                              GOLDMAN SACHS TRUST
                     GOLDMAN SACHS EQUITY PORTFOLIOS, INC.
                               4900 Sears Tower
                            Chicago, Illinois 60606


This proxy is solicited on behalf of the Board of Trustees/Directors of the Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. for the Special Meeting of Shareholders (the "Meeting") to be held on April 1, 1997. The undersigned hereby appoints Pauline Taylor, Nancy Mucker, John Mosier and Michael Richman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Goldman Sachs Trust and Goldman Sachs Equity Portfolios, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois, 60606 on April 1, 1997, at 9:00 a.m., Central Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substituting for, if only one shall be so present, then that one shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

     PLEASE MARK VOTES
[X]  AS IN THIS EXAMPLE

     1. Election of nine Trustees.              For   Withheld   For All Except
        INSTRUCTION To withheld
        authority to vote for any               [_]     [_]           [_]
        individual nominee, strike a line
        through his/her in the list below:


     Ashok N. Bakhru, David B. Ford, David Grip, John P.
     McNulty, Mary P. McPherson, Alan Shuch, Jackson W.
     Smart, William H. Springer, Richard P. Strubel


     2.  Ratification of the selection and      For   Withheld   Abstain
         Arthur Anderson LLP as the
         independent Appointments of            [_]     [_]           [_]
         the Trust/Corporation for the
         fiscal year ending January 31,
         1998/October 30, 1997.

     3.  Approval of an Agreement and           [_]     [_]           [_]
         Plan of Reorganization.


     4a. Approval of an amendment in            [_]     [_]           [_]
         the Portfolio's investment
         restrictions to permit such the
         Fund to invest its assets in
         another open-end  investment
         company.

     4b. Approval of an amendment in            [_]     [_]           [_]
         the Trust's Declaration of Trust
         to permit investment of such
         Fund's assets in another open-
         end investment company.

     5a. Investment Policy on issuer            [_]     [_]           [_]
         diversification


     5b. Investment Policy on Industry          [_]     [_]           [_]
         concentration

                                                For   Withheld      Abstain
     5c. Investment Policies on                 [_]     [_]           [_]
         Borrowing Margins and
         Pledging Assets

     5d. Investment Policy on Loans             [_]     [_]           [_]


     5e. Investment Policy on                   [_]     [_]           [_]
         Underwritering


     5f. Investment Policy on Real              [_]     [_]           [_]
         Estate and Oil and Gas


     5g. Investment Policy on                   [_]     [_]           [_]
         Commodities


     5h. Investment Policy on Senior            [_]     [_]           [_]
         Securities


     5i. Investment restriction                 [_]     [_]           [_]
         concerning Short Sales of
         Securities


     5j. Investment Policy on Options           [_]     [_]           [_]


     5k. Investments to Exercise                [_]     [_]           [_]
         Control


     6.  Approve Management                     [_]     [_]           [_]
         Agreement.

                                                For   Withheld      Abstain
                                                [_]     [_]           [_]
     7. Approval of a change in
        Capital Growth Fund's
        Investment Objective from
        fundamental to non-fundamental.



Please be sure to sign and date this Proxy.     Date
                                                     ----------

Please sign exactly as your name appears on this proxy, if joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Shareholder sign here           Co-owner sign here


---------------------           -------------------